Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q06
Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7
Segment Detail
Global Consumer:	8
U.S.
U.S. Cards	9 - 10
U.S. Retail Distribution	11 - 12
U.S. Consumer Lending	13 - 14
U.S. Commercial Business	15
International
International Cards	16 - 17
International Consumer Finance	18 - 19
International Retail Banking	20 - 21
Corporate and Investment Banking:	22
Income Statement	23
Revenue Details	24
Capital Markets and Banking	25
Transaction Services	26
Global Wealth Management:	27
Smith Barney	28
Private Bank	29
Alternative Investments	30
Citigroup Supplemental Detail
Return on Capital	31
Average Balances—Yields	32
Average Managed Loans by Segment and Product	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	34
Allowance for Credit Losses:
Total Citigroup	35
Consumer Loans	36
Corporate Loans	37
Components of Provision for Loan Losses	38
Non-Performing Assets	39

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006		3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006		YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Income from Continuing Operations	$5,115	$4,731	$4,988	$4,972	$5,555	$5,262	$5,303		6%	$14,834	$16,120		9%
Discontinued Operations, After-tax	326	342	2,155	2,009	84	3	202		(91)%	2,823	289		(90)%
Cumulative Effect of Accounting Change	—	—	—	(49)	—	—	—			—	—

Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	$5,505		(23)%	$17,657	$16,409		(7)%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.98	$0.91	$0.97	$0.98	$1.11	$1.05	$1.06		9%	$2.85	$3.22		13%

Net Income	$1.04	$0.97	$1.38	$1.37	$1.12	$1.05	$1.10		(20)%	$3.39	$3.28		(3)%

Adjusted weighted average common shares applicable to Diluted EPS (in millions)	5,226.0	5,208.1	5,146.0	5,061.3	5,007.9	4,990.0	4,978.6			5,193.4	4,992.2

Preferred Dividends—Diluted	$17	$17	$17	$17	$16	$16	$16			$51	$48

Common Shares Outstanding, at period end (in millions)	5,202.2	5,170.1	5,059.0	4,980.2	4,971.2	4,943.9	4,913.7			5,059.0	4,913.7

Tier 1 Capital Ratio	8.78%	8.71%	9.12%	8.79%	8.60%	8.51%	8.6	%*		9.12%	8.6	%*

Total Capital Ratio	12.03%	11.87%	12.37%	12.02%	11.80%	11.68%	11.8	%*		12.37%	11.8	%*

Leverage Ratio	5.19%	5.19%	5.53%	5.35%	5.22%	5.19%	5.2	%*		5.53%	5.2	%*

Total Assets, at period end (in billions)	$1,489.9	$1,547.8	$1,472.8	$1,494.0	$1,586.2	$1,626.6	$1,746.6	*		$1,472.8	$1,746.6	*

Stockholders' Equity, at period end (in billions)	$110.5	$113.0	$111.8	$112.5	$114.4	$115.4	$117.9	*		$111.8	$117.9	*

Equity and Trust Securities, at period end (in billions)	$116.9	$119.5	$118.2	$118.8	$120.6	$122.0	$125.9	*		$118.2	$125.9	*

Book Value Per Share, at period end	$21.03	$21.65	$21.88	$22.37	$22.82	$23.15	$23.78	*		$21.88	$23.78	*

Return on Common Equity (Net Income)	20.3%	18.4%	25.4%	25.0%	20.3%	18.6%	18.9%			21.4%	19.3%

Return on Risk Capital (Income from Continuing Operations)	40%	36%	37%	37%	41%	38%	37%			38%	39%

*
Preliminary

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Global Consumer:
U.S. Cards	$778	$735	$797	$444	$926	$878	$1,085	36%	$2,310	$2,889	25%
U.S. Retail Distribution	564	478	319	391	515	568	481	51%	1,361	1,564	15%
U.S. Consumer Lending	486	507	487	458	437	470	521	7%	1,480	1,428	(4)%
U.S. Commercial Business	252	134	222	121	126	138	151	(32)%	608	415	(32)%

Total U.S. Consumer(1)	2,080	1,854	1,825	1,414	2,004	2,054	2,238	23%	5,759	6,296	9%

International Cards	302	331	383	357	291	328	287	(25)%	1,016	906	(11)%
International Consumer Finance	139	177	152	174	168	173	50	(67)%	468	391	(16)%
International Retail Banking	498	593	427	565	677	714	701	64%	1,518	2,092	38%

Total International Consumer	939	1,101	962	1,096	1,136	1,215	1,038	8%	3,002	3,389	13%

Other	(176)	(58)	(64)	(76)	(67)	(92)	(81)	(27)%	(298)	(240)	19%

Total Global Consumer	2,843	2,897	2,723	2,434	3,073	3,177	3,195	17%	8,463	9,445	12%

Corporate and Investment Banking:
Capital Markets and Banking	1,439	1,043	1,424	1,421	1,618	1,412	1,344	(6)%	3,906	4,374	12%
Transaction Services	245	288	327	275	323	340	385	18%	860	1,048	22%
Other(2)	(5)	41	46	351	(12)	(29)	(8)	NM	82	(49)	NM

Total Corporate and Investment Banking	1,679	1,372	1,797	2,047	1,929	1,723	1,721	(4)%	4,848	5,373	11%

Global Wealth Management:
Smith Barney	197	239	227	208	168	238	294	30%	663	700	6%
Private Bank	122	83	79	89	119	109	105	33%	284	333	17%

Total Global Wealth Management	319	322	306	297	287	347	399	30%	947	1,033	9%

Alternative Investments	362	385	339	351	353	257	117	(65)%	1,086	727	(33)%
Corporate/Other	(88)	(245)	(177)	(157)	(87)	(242)	(129)	27%	(510)	(458)	10%
Income From Continuing Operations	5,115	4,731	4,988	4,972	5,555	5,262	5,303	6%	14,834	16,120	9%
Discontinued Operations(3)(4)	326	342	2,155	2,009	84	3	202		2,823	289
Cumulative Effect of Accounting Change(5)	—	—	—	(49)	—	—	—		—	—
Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	$5,505	(23)%	$17,657	$16,409	(7)%

(1)
U.S. disclosure includes Canada and Puerto Rico.
(2)
The 2005 fourth quarter includes a $375 million after-tax release of WorldCom Settlement and Litigation Reserves.
(3)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction, which closed during the 2005 third quarter, resulted in a total gain of $3.5 billion ($2.2 billion after-tax).
(4)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction, which closed during the 2005 fourth quarter, resulted in a total gain of $3.5 billion ($2.1 billion after-tax).
(5)
Cumulative Effect of Accounting Change represents the adoption of FIN 47, "Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143". This pronouncement is applicable to real estate leasing agreements that required Citigroup to restore the leased space back to its original condition upon termination of the lease.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
U.S.(1)
Global Consumer	$1,904	$1,796	$1,761	$1,338	$1,937	$1,962	$2,157	22%	$5,461	$6,056	11%
Corporate and Investment Banking	893	462	637	958	515	747	540	(15)%	1,992	1,802	(10)%
Global Wealth Management	273	315	288	265	228	290	342	19%	876	860	(2)%

Total U.S.	3,070	2,573	2,686	2,561	2,680	2,999	3,039	13%	8,329	8,718	5%

Mexico
Global Consumer	277	368	511	276	358	375	395	(23)%	1,156	1,128	(2)%
Corporate and Investment Banking	83	76	177	114	78	88	95	(46)%	336	261	(22)%
Global Wealth Management	13	10	12	9	8	10	9	(25)%	35	27	(23)%

Total Mexico	373	454	700	399	444	473	499	(29)%	1,527	1,416	(7)%

Europe, Middle East and Africa (EMEA)
Global Consumer	122	124	(154)	282	185	215	213	NM	92	613	NM
Corporate and Investment Banking	188	336	358	248	635	342	489	37%	882	1,466	66%
Global Wealth Management	(1)	3	8	(2)	3	5	7	(13)%	10	15	50%

Total EMEA	309	463	212	528	823	562	709	NM	984	2,094	NM

Japan
Global Consumer	175	188	169	174	188	178	79	(53)%	532	445	(16)%
Corporate and Investment Banking	48	54	58	338	85	72	38	(34)%	160	195	22%
Global Wealth Management	(8)	(45)	(29)	—	—	—	—	100%	(82)	—	100%

Total Japan	215	197	198	512	273	250	117	(41)%	610	640	5%

Asia (excluding Japan)
Global Consumer	311	341	375	323	347	359	328	(13)%	1,027	1,034	1%
Corporate and Investment Banking	322	249	382	295	414	336	391	2%	953	1,141	20%
Global Wealth Management	35	31	26	24	45	40	38	46%	92	123	34%

Total Asia	668	621	783	642	806	735	757	(3)%	2,072	2,298	11%

Latin America
Global Consumer	54	80	61	41	58	88	23	(62)%	195	169	(13)%
Corporate and Investment Banking	145	195	185	94	202	138	168	(9)%	525	508	(3)%
Global Wealth Management	7	8	1	1	3	2	3	NM	16	8	(50)%

Total Latin America	206	283	247	136	263	228	194	(21)%	736	685	(7)%

Alternative Investments	362	385	339	351	353	257	117	(65)%	1,086	727	(33)%
Corporate/Other	(88)	(245)	(177)	(157)	(87)	(242)	(129)	27%	(510)	(458)	10%
Income From Continuing Operations	5,115	4,731	4,988	4,972	5,555	5,262	5,303	6%	14,834	16,120	9%
Discontinued Operations	326	342	2,155	2,009	84	3	202		2,823	289
Cumulative Effect of Accounting Change	—	—	—	(49)	—	—	—		—	—
Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	$5,505	(23)%	$17,657	$16,409	(7)%
Total International	$1,771	$2,018	$2,140	$2,217	$2,609	$2,248	$2,276	6%	$5,929	$7,133	20%

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S includes Other Consumer.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Global Consumer:
U.S. Cards	$3,455	$3,263	$3,381	$2,725	$3,234	$3,251	$3,452	2%	$10,099	$9,937	(2)%
U.S. Retail Distribution	2,457	2,360	2,339	2,359	2,296	2,499	2,382	2%	7,156	7,177	—
U.S. Consumer Lending	1,373	1,376	1,332	1,388	1,260	1,307	1,481	11%	4,081	4,048	(1)%
U.S. Commercial Business	678	491	649	481	470	516	489	(25)%	1,818	1,475	(19)%

Total U.S. Consumer(1)	7,963	7,490	7,701	6,953	7,260	7,573	7,804	1%	23,154	22,637	(2)%

International Cards	1,105	1,176	1,209	1,360	1,280	1,510	1,519	26%	3,490	4,309	23%
International Consumer Finance	948	963	950	958	962	1,009	998	5%	2,861	2,969	4%
International Retail Banking	2,305	2,396	2,474	2,552	2,467	2,555	2,550	3%	7,175	7,572	6%

Total International Consumer	4,358	4,535	4,633	4,870	4,709	5,074	5,067	9%	13,526	14,850	10%

Other	(203)	(18)	(13)	(24)	(14)	(19)	(37)	NM	(234)	(70)	70%

Total Global Consumer	12,118	12,007	12,321	11,799	11,955	12,628	12,834	4%	36,446	37,417	3%

Corporate and Investment Banking:
Capital Markets and Banking	4,899	3,965	5,187	4,919	5,896	5,269	4,567	(12)%	14,051	15,732	12%
Transaction Services	1,137	1,191	1,246	1,317	1,382	1,495	1,500	20%	3,574	4,377	22%
Other	1	—	1	—	1	(3)	—	—	2	(2)	NM

Total Corporate and Investment Banking	6,037	5,156	6,434	6,236	7,279	6,761	6,067	(6)%	17,627	20,107	14%

Global Wealth Management:
Smith Barney	1,669	1,647	1,728	1,781	1,987	1,990	1,994	15%	5,044	5,971	18%
Private Bank	504	453	446	456	496	502	492	10%	1,403	1,490	6%

Total Global Wealth Management	2,173	2,100	2,174	2,237	2,483	2,492	2,486	14%	6,447	7,461	16%

Alternative Investments	866	1,112	720	732	675	584	334	(54)%	2,698	1,593	(41)%
Corporate/Other	2	(206)	(151)	(225)	(209)	(283)	(299)	(98)%	(355)	(791)	NM
Total Net Revenues	$21,196	$20,169	$21,498	$20,779	$22,183	$22,182	$21,422	—	$62,863	$65,787	5%

(1)
U.S. disclosure includes Canada and Puerto Rico.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
U.S.(1)
Global Consumer	$7,760	$7,472	$7,688	$6,929	$7,246	$7,554	$7,767	1%	$22,920	$22,567	(2)%
Corporate and Investment Banking	2,779	1,948	2,810	2,364	2,923	2,803	2,007	(29)%	7,537	7,733	3%
Global Wealth Management	1,872	1,852	1,923	1,981	2,154	2,149	2,153	12%	5,647	6,456	14%

Total U.S.	12,411	11,272	12,421	11,274	12,323	12,506	11,927	(4)%	36,104	36,756	2%

Mexico
Global Consumer	960	1,055	1,139	1,219	1,149	1,192	1,238	9%	3,154	3,579	13%
Corporate and Investment Banking	159	170	236	212	186	199	197	(17)%	565	582	3%
Global Wealth Management	31	31	30	32	31	33	32	7%	92	96	4%

Total Mexico	1,150	1,256	1,405	1,463	1,366	1,424	1,467	4%	3,811	4,257	12%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,248	1,256	1,271	1,426	1,270	1,360	1,353	6%	3,775	3,983	6%
Corporate and Investment Banking	1,694	1,708	1,801	1,646	2,296	2,043	2,166	20%	5,203	6,505	25%
Global Wealth Management	71	71	79	74	75	83	83	5%	221	241	9%

Total EMEA	3,013	3,035	3,151	3,146	3,641	3,486	3,602	14%	9,199	10,729	17%

Japan
Global Consumer	821	827	803	800	775	807	782	(3)%	2,451	2,364	(4)%
Corporate and Investment Banking	180	187	211	646	296	269	177	(16)%	578	742	28%
Global Wealth Management	22	(15)	(13)	—	—	—	—	100%	(6)	—	100%

Total Japan	1,023	999	1,001	1,446	1,071	1,076	959	(4)%	3,023	3,106	3%

Asia (excluding Japan)
Global Consumer	1,072	1,116	1,141	1,132	1,189	1,244	1,209	6%	3,329	3,642	9%
Corporate and Investment Banking	915	761	1,004	1,017	1,132	1,062	1,080	8%	2,680	3,274	22%
Global Wealth Management	119	111	107	103	180	181	171	60%	337	532	58%

Total Asia	2,106	1,988	2,252	2,252	2,501	2,487	2,460	9%	6,346	7,448	17%

Latin America
Global Consumer	257	281	279	293	326	471	485	74%	817	1,282	57%
Corporate and Investment Banking	310	382	372	351	446	385	440	18%	1,064	1,271	19%
Global Wealth Management	58	50	48	47	43	46	47	(2)%	156	136	(13)%

Total Latin America	625	713	699	691	815	902	972	39%	2,037	2,689	32%

Alternative Investments	866	1,112	720	732	675	584	334	(54)%	2,698	1,593	(41)%
Corporate/Other	2	(206)	(151)	(225)	(209)	(283)	(299)	(98)%	(355)	(791)	NM
Total Net Revenues	$21,196	$20,169	$21,498	$20,779	$22,183	$22,182	$21,422	—	$62,863	$65,787	5%
Total International	$7,917	$7,991	$8,508	$8,998	$9,394	$9,375	$9,460	11%	$24,416	$28,229	16%

(1)
Excludes Alternative Investments and Corporate/Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S includes Other Consumer.
NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Revenues
Interest Revenue	$17,547	$18,422	$19,344	$20,603	$21,873	$23,572	$24,729	28%	$55,313	$70,174	27%
Interest Expense	7,424	8,668	9,649	10,935	12,107	13,717	14,901	54%	25,741	40,725	58%

Net interest revenue	10,123	9,754	9,695	9,668	9,766	9,855	9,828	1%	29,572	29,449	—

Insurance premiums	735	793	743	861	770	800	819	10%	2,271	2,389	5%
Commissions and fees	4,209	3,978	4,825	4,131	5,188	5,331	4,007	(17)%	13,012	14,526	12%
Principal transactions	2,215	844	1,950	1,434	2,117	1,703	1,927	(1)%	5,009	5,747	15%
Asset management and administration fees	1,508	1,488	1,522	1,601	1,705	1,707	1,670	10%	4,518	5,082	12%
Realized gains (losses) from sales of investments	243	455	284	980	379	302	304	7%	982	985	—
Other revenue	2,163	2,857	2,479	2,104	2,258	2,484	2,867	16%	7,499	7,609	1%

Total non-interest revenues	11,073	10,415	11,803	11,111	12,417	12,327	11,594	(2)%	33,291	36,338	9%

Total revenues, net of interest expense	21,196	20,169	21,498	20,779	22,183	22,182	21,422	—	62,863	65,787	5%

Provisions for Credit Losses and for Benefits and Claims
Policyholder benefits and claims	217	212	215	223	227	231	274	27%	644	732	14%
Provision for loan losses	1,813	1,720	2,525	1,871	1,396	1,436	1,793	(29)%	6,058	4,625	(24)%
Provision for unfunded lending commitments	—	100	100	50	50	150	50	(50)%	200	250	25%

Total provisions for credit losses and for benefits and claims	2,030	2,032	2,840	2,144	1,673	1,817	2,117	(25)%	6,902	5,607	(19)%

Operating Expenses
Compensation and benefits	6,486	6,033	6,792	6,461	8,263	7,374	6,718	(1)%	19,311	22,355	16%
Net occupancy expense	1,241	1,271	1,270	1,359	1,382	1,411	1,435	13%	3,782	4,228	12%
Technology/communication expense	866	884	892	882	886	934	948	6%	2,642	2,768	5%
Advertising and marketing expense	641	620	587	685	603	652	574	(2)%	1,848	1,829	(1)%
Other operating	2,170	2,164	1,872	1,987	2,224	2,398	2,261	21%	6,206	6,883	11%

Total operating expenses	11,404	10,972	11,413	11,374	13,358	12,769	11,936	5%	33,789	38,063	13%

Income from Continuing Operations before Income Taxes and Minority Interest and Cumulative Effect of Accounting Change	7,762	7,165	7,245	7,261	7,152	7,596	7,369	2%	22,172	22,117	—
Provision (benefit) for income taxes	2,484	2,179	2,164	2,251	1,537	2,303	2,020	(7)%	6,827	5,860	(14)%
Minority interest, net of income taxes	163	255	93	38	60	31	46	(51)%	511	137	(73)%

Income from Continuing Operations before Cumulative Effect of Accounting Change	5,115	4,731	4,988	4,972	5,555	5,262	5,303	6%	14,834	16,120	9%

Discontinued Operations(1)(2)
Income from Discontinued Operations	483	493	49	(117)	1	—	26		1,025	27
Gain on Sale	—	—	3,386	3,404	21	—	198		3,386	219
Provision for income taxes and minority interest, net of taxes	157	151	1,280	1,278	(62)	(3)	22		1,588	(43)

Income from Discontinued Operations, net	326	342	2,155	2,009	84	3	202		2,823	289
Cumulative Effect of Accounting Change(3)	—	—	—	(49)	—	—	—		—	—

Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	$5,505	(23)%	$17,657	$16,409	(7)%

(1)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction, which closed during the 2005 third quarter, resulted in a total gain of $3.5 billion ($2.2 billion after-tax).

(2)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction, which closed during the 2005 fourth quarter, resulted in a total gain of $3.5 billion ($2.1 billion after-tax).

(3)
Cumulative Effect of Accounting Change represents the adoption of FIN 47, "Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143". This pronouncement is applicable to real estate leasing agreements that required Citigroup to restore the leased space back to its original condition upon termination of the lease.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006 (1)	September 30, 2006 vs. December 31, 2005 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$22,418	$24,512	$24,668	$23,632	$21,411	$24,311	$22,543	(5)%
Deposits at interest with banks	31,770	35,752	34,374	31,645	33,220	35,868	33,939	7%
Federal funds sold and securities borrowed or purchased under agreements to resell	202,099	232,369	236,105	217,464	239,552	234,390	262,627	21%
Brokerage receivables	40,747	42,977	42,006	42,823	42,569	46,162	40,970	(4)%
Trading account assets	272,841	281,035	293,416	295,820	328,135	327,890	351,149	19%
Investments	167,589	165,587	165,905	180,597	193,970	194,953	251,748	39%
Loans, net of unearned income
Consumer	430,008	433,057	440,145	454,620	462,068	480,772	488,673	7%
Corporate	116,637	122,474	125,780	128,883	143,239	156,313	166,709	29%

Loans, net of unearned income	546,645	555,531	565,925	583,503	605,307	637,085	655,382	12%
Allowance for loan losses	(10,894)	(10,418)	(10,015)	(9,782)	(9,505)	(9,144)	(8,979)	8%

Total loans, net	535,751	545,113	555,910	573,721	595,802	627,941	646,403	13%
Goodwill	32,076	32,235	32,240	33,130	32,933	32,910	33,169	—
Intangible assets	15,572	13,894	14,376	14,749	15,092	15,850	15,725	7%
Other assets	73,950	79,891	72,613	80,456	83,517	86,276	88,313	10%
Assets of discontinued operations held for sale	95,078	94,424	1,180	—	—	—	—	—

Total assets	$1,489,891	$1,547,789	$1,472,793	$1,494,037	$1,586,201	$1,626,551	$1,746,586	17%

Liabilities
Non-interest-bearing deposits in U.S. offices	$38,507	$37,658	$37,996	$36,638	$37,885	$38,018	$36,358	(1)%
Interest-bearing deposits in U.S. offices	159,889	159,825	162,310	169,277	176,032	177,385	183,467	8%
Non-interest-bearing deposits in offices outside the U.S.	29,930	31,281	32,374	32,614	34,323	32,981	32,721	—
Interest-bearing deposits in offices outside the U.S.	339,963	343,156	347,756	353,299	379,118	397,421	416,732	18%

Total deposits	568,289	571,920	580,436	591,828	627,358	645,805	669,278	13%
Federal funds purchased and securities loaned or sold under agreements to repurchase	217,599	252,774	243,819	242,392	279,540	264,494	320,095	32%
Brokerage payables	52,088	53,600	57,330	70,994	70,214	74,970	97,229	37%
Trading account liabilities	120,511	133,807	140,723	121,108	144,888	142,983	138,876	15%
Short-term borrowings	62,704	62,984	58,224	66,930	58,130	72,581	70,501	5%
Long-term debt	207,935	211,346	213,894	217,499	227,165	239,557	260,089	20%
Other liabilities(2)	63,856	64,109	66,165	70,749	64,488	70,733	72,653	3%

Liabilities of discontinued operations held for sale	86,373	84,212	365	—	—	—	—	—

Total liabilities	1,379,355	1,434,752	1,360,956	1,381,500	1,471,783	1,511,123	1,628,721	18%

Stockholders' equity
Preferred Stock	1,125	1,125	1,125	1,125	1,000	1,000	1,000	(11)%
Common Stock	55	55	55	55	55	55	55	—
Additional paid-in capital	16,243	17,160	17,636	17,483	17,119	17,426	17,825	2%
Retained earnings	105,269	108,026	112,868	117,555	120,703	123,497	126,544	8%
Treasury stock	(10,475)	(12,299)	(17,290)	(21,149)	(21,753)	(23,199)	(24,737)	(17)%
Accumulated other changes in equity from nonowner sources	(1,681)	(1,030)	(2,557)	(2,532)	(2,706)	(3,351)	(2,822)	(11)%

Total stockholders' equity	110,536	113,037	111,837	112,537	114,418	115,428	117,865	5%

Total liabilities and stockholders' equity	$1,489,891	$1,547,789	$1,472,793	$1,494,037	$1,586,201	$1,626,551	$1,746,586	17%

(1)
Preliminary.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $600 million, $700 million, $800 million, and $850 million for the first, second, third, and fourth quarters of 2005, respectively, and $900 million, $1,050 million, and $1,100 million for the first, second, and third quarters of 2006, respectively.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Global Consumer:
Net Interest Revenue	$7,518	$7,325	$7,369	$7,314	$7,224	$7,481	$7,523	2%	$22,212	$22,228	—
Non-Interest Revenue	4,600	4,682	4,952	4,485	4,731	5,147	5,311	7%	14,234	15,189	7%

Total Revenues, Net of Interest Expense	12,118	12,007	12,321	11,799	11,955	12,628	12,834	4%	36,446	37,417	3%
Total Operating Expenses	5,846	5,753	5,657	6,062	6,357	6,379	6,316	12%	17,256	19,052	10%
Provisions for Loan Losses and for Benefits and Claims	2,102	2,047	2,770	2,144	1,668	1,649	1,994	(28)%	6,919	5,311	(23)%

Income Before Taxes and Minority Interest	4,170	4,207	3,894	3,593	3,930	4,600	4,524	16%	12,271	13,054	6%
Income Taxes	1,314	1,295	1,153	1,142	847	1,400	1,312	14%	3,762	3,559	(5)%
Minority Interest, Net of Tax	13	15	18	17	10	23	17	(6)%	46	50	9%

Net Income	$2,843	$2,897	$2,723	$2,434	$3,073	$3,177	$3,195	17%	$8,463	$9,445	12%

U.S.:
Net Interest Revenue	$4,540	$4,247	$4,422	$4,301	$4,138	$4,189	$4,141	(6)%	$13,209	$12,468	(6)%
Non-Interest Revenue	3,423	3,243	3,279	2,652	3,122	3,384	3,663	12%	9,945	10,169	2%

Total Revenues, Net of Interest Expense	7,963	7,490	7,701	6,953	7,260	7,573	7,804	1%	23,154	22,637	(2)%
Total Operating Expenses	3,337	3,358	3,290	3,464	3,569	3,551	3,426	4%	9,985	10,546	6%
Provisions for Loan Losses and for Benefits and Claims	1,429	1,317	1,573	1,281	901	827	962	(39)%	4,319	2,690	(38)%

Income Before Taxes and Minority Interest	3,197	2,815	2,838	2,208	2,790	3,195	3,416	20%	8,850	9,401	6%
Income Taxes	1,104	945	996	778	777	1,121	1,162	17%	3,045	3,060	—
Minority Interest, Net of Tax	13	16	17	16	9	20	16	(6)%	46	45	(2)%

Net Income	$2,080	$1,854	$1,825	$1,414	$2,004	$2,054	$2,238	23%	$5,759	$6,296	9%

International:
Net Interest Revenue	$3,002	$3,119	$2,995	$3,064	$3,133	$3,343	$3,445	15%	$9,116	$9,921	9%
Non-Interest Revenue	1,356	1,416	1,638	1,806	1,576	1,731	1,622	(1)%	4,410	4,929	12%

Total Revenues, Net of Interest Expense	4,358	4,535	4,633	4,870	4,709	5,074	5,067	9%	13,526	14,850	10%
Total Operating Expenses	2,422	2,320	2,280	2,498	2,621	2,701	2,769	21%	7,022	8,091	15%
Provisions for Loan Losses and for Benefits and Claims	673	730	1,197	863	767	822	1,032	(14)%	2,600	2,621	1%

Income Before Taxes and Minority Interest	1,263	1,485	1,156	1,509	1,321	1,551	1,266	10%	3,904	4,138	6%
Income Taxes	324	385	193	412	184	333	227	18%	902	744	(18)%
Minority Interest, Net of Tax	—	(1)	1	1	1	3	1	—	—	5	—

Net Income	$939	$1,101	$962	$1,096	$1,136	$1,215	$1,038	8%	$3,002	$3,389	13%

Other Consumer:
Net Interest Revenue	$(24)	$(41)	$(48)	$(51)	$(47)	$(51)	$(63)	(31)%	$(113)	$(161)	(42)%
Non-Interest Revenue	(179)	23	35	27	33	32	26	(26)%	(121)	91	NM

Total Revenues, Net of Interest Expense	(203)	(18)	(13)	(24)	(14)	(19)	(37)	NM	(234)	(70)	70%
Total Operating Expenses	87	75	87	100	167	127	121	39%	249	415	67%

Income Before Taxes	(290)	(93)	(100)	(124)	(181)	(146)	(158)	(58)%	(483)	(485)	—
Income Taxes	(114)	(35)	(36)	(48)	(114)	(54)	(77)	NM	(185)	(245)	(32)%

Net Income	$(176)	$(58)	$(64)	$(76)	$(67)	$(92)	$(81)	(27)%	$(298)	$(240)	19%

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CARDS—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
Net income increased 36%, driven by growth in non-interest revenue, lower operating expenses and a significant decline in credit costs.

—
Credit costs declined $319 million on lower bankruptcy filings and a continued favorable credit environment, which was partially offset by the impact of new minimum payment requirements. The managed net credit loss ratio declined 140 basis points to 4.26%.

—
Revenues increased 2%, driven by a 14% increase in non-interest revenue, which was partially offset by lower net interest revenue due to net interest margin compression. Growth in non-interest revenue primarily reflected increased revenues from previously securitized receivables.

—
Average managed loans grew 5%, driven by higher reward and private label card balances, including the addition of Federated card receivables.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$1,449	$1,202	$1,353	$1,300	$1,193	$1,167	$1,140	(16)%	$4,004	$3,500	(13)%
Non-Interest Revenue	2,006	2,061	2,028	1,425	2,041	2,084	2,312	14%	6,095	6,437	6%

Total Revenues, Net of Interest Expense(1)	3,455	3,263	3,381	2,725	3,234	3,251	3,452	2%	10,099	9,937	(2)%
Total Operating Expenses	1,500	1,503	1,458	1,541	1,532	1,554	1,447	(1)%	4,461	4,533	2%

Net Credit Losses	756	640	649	692	446	447	456	(30)%	2,045	1,349	(34)%
Credit Reserve Build / (Release)	—	—	30	(200)	(72)	(160)	(122)	NM	30	(354)	NM
Provision for Benefits & Claims	—	—	—	—	21	25	26	—	—	72	—

Provision for Loan Losses and for Benefits and Claims	756	640	679	492	395	312	360	(47)%	2,075	1,067	(49)%

Income Before Taxes and Minority Interest	1,199	1,120	1,244	692	1,307	1,385	1,645	32%	3,563	4,337	22%
Income Taxes and Minority Interest	421	385	447	248	381	507	560	25%	1,253	1,448	16%

Net Income	$778	$735	$797	$444	$926	$878	$1,085	36%	$2,310	$2,889	25%

Average Assets (in billions of dollars)	$71	$65	$63	$63	$63	$63	$64	2%	$66	$63	(5)%
Return on Assets	4.44%	4.54%	5.02%	2.80%	5.96%	5.59%	6.73%		4.68%	6.13%
Net Credit Loss Ratio	5.77%	5.47%	5.76%	6.38%	4.27%	4.11%	4.22%
Average Risk Capital	$5,638	$5,855	$5,848	$5,756	$5,563	$5,591	$5,628	(4)%	$5,780	$5,594	(3)%
Return on Risk Capital	56%	50%	54%	31%	68%	63%	76%		53%	69%
Return on Invested Capital	23%	21%	22%	13%	28%	26%	32%		22%	29%
KEY INDICATORS—Managed Basis(2) (in billions of dollars)
Return on Managed Assets	2.12%	2.04%	2.20%	1.22%	2.59%	2.42%	2.91%
Average Managed Loans:
Securitized	$86.4	$87.7	$89.8	$92.8	$94.7	$94.5	$97.3	8%
Held for Sale	0.2	0.6	—	0.7	0.3	—	0.5	—
On Balance Sheet	53.1	47.0	44.7	43.0	42.3	43.6	42.8	(4)%

Total Managed	$139.7	$135.3	$134.5	$136.5	$137.3	$138.1	$140.6	5%

Bankcards	$114.4	$110.4	$109.2	$109.6	$110.4	$110.3	$110.6	1%
Private Label	25.3	24.9	25.3	26.9	26.9	27.8	30.0	19%

Total Managed	$139.7	$135.3	$134.5	$136.5	$137.3	$138.1	$140.6	5%

End of Period Managed Loans:
Bankcards	$111.9	$110.2	$109.1	$113.7	$109.7	$111.3	$110.3	1%
Private Label	24.7	25.2	25.6	27.9	26.2	29.4	30.5	19%

Total	$136.6	$135.4	$134.7	$141.6	$135.9	$140.7	$140.8	5%

(1)
The 2005 first quarter, 2005 second quarter, 2005 third quarter, 2005 fourth quarter, 2006 first quarter, 2006 second quarter, and the 2006 third quarter include releases of $129 million, $102 million, $137 million, $186 million, $90 million, $125 million, and $109 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CARDS—Page 2
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)
SUPPLEMENTAL DISCLOSURE—Managed Basis(1):
EOP Open Accounts (in millions)	124.5	122.7	119.4	131.2	131.1	144.4	151.1	27%
Purchase Sales (in billions of dollars)(2)	$61.7	$69.8	$70.9	$75.8	$68.4	$77.9	$77.0	9%
Managed Average Yield(3)
Bankcards	12.17%	12.42%	12.76%	12.43%	12.85%	12.52%	12.61%
Private Label	19.99%	19.43%	19.24%	18.91%	19.55%	19.02%	19.14%

Total	13.58%	13.71%	13.98%	13.71%	14.16%	13.83%	14.00%

Managed Net Interest Revenue (in millions of dollars)(4)
Bankcards	$2,690	$2,572	$2,650	$2,524	$2,471	$2,292	$2,332	(12)%
Private Label	1,111	1,048	1,088	1,124	1,076	1,112	1,312	21%

Total	$3,801	$3,620	$3,738	$3,648	$3,547	$3,404	$3,644	(3)%

Managed Net Interest Revenue as % of Average Managed Loans
Bankcards	9.54%	9.35%	9.64%	9.14%	9.09%	8.33%	8.37%
Private Label	17.81%	16.88%	17.06%	16.58%	16.22%	16.04%	17.35%
Total	11.03%	10.74%	11.03%	10.60%	10.48%	9.89%	10.28%
Managed Net Credit Margin (in millions of dollars)(5)
Bankcards	$1,888	$1,798	$1,881	$823	$2,146	$1,942	$1,904	1%
Private Label	642	635	672	652	617	669	792	18%

Total	$2,530	$2,433	$2,553	$1,475	$2,763	$2,611	$2,696	6%

Managed Net Credit Margin as a % of Average Managed Loans
Bankcards	6.69%	6.53%	6.83%	2.98%	7.88%	7.06%	6.83%
Private Label	10.29%	10.23%	10.54%	9.62%	9.30%	9.65%	10.47%

Total	7.34%	7.21%	7.53%	4.29%	8.16%	7.58%	7.61%

Managed Net Credit Losses (in millions of dollars)
Bankcards	$1,490	$1,564	$1,531	$1,828	$948	$1,040	$1,124	(27)%
Private Label	431	392	385	470	373	376	384	—

Total	$1,921	$1,956	$1,916	$2,298	$1,321	$1,416	$1,508	(21)%

Coincident Managed Net Credit Loss Ratio:
Bankcards	5.28%	5.69%	5.57%	6.61%	3.49%	3.78%	4.03%
Private Label	6.91%	6.31%	6.04%	6.93%	5.62%	5.42%	5.08%
Total	5.58%	5.80%	5.66%	6.68%	3.90%	4.11%	4.26%
12 Month Lagged Managed Net Credit Loss Ratio	5.70%	5.84%	5.58%	6.50%	3.83%	4.20%	4.45%
Managed Loans 90+Days Past Due
Bankcards	$1,716	$1,580	$1,579	$1,553	$1,536	$1,530	$1,580	—
Private Label	684	672	701	922	825	705	675	(4)%

Total	$2,400	$2,252	$2,280	$2,475	$2,361	$2,235	$2,255	(1)%

% of EOP Managed Loans
Bankcards	1.53%	1.43%	1.45%	1.37%	1.40%	1.37%	1.43%
Private Label	2.78%	2.67%	2.74%	3.30%	3.15%	2.40%	2.21%
Total	1.76%	1.66%	1.69%	1.75%	1.74%	1.58%	1.60%

(1)
Managed basis presentation includes results from both the on-balance sheet loans and off-balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.

(2)
Purchase Sales represents customers' purchased sales plus cash advances.

(3)
Gross interest revenue earned divided by average managed loans.

(4)
Includes certain fees that are recorded as interest revenue.

(5)
Total Revenues, net of Interest Expense, less Net Credit Losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
Revenue growth was primarily driven by increased customer business volumes, which were partially offset by net interest margin compression. Average deposits and loans grew 13% and 11%, respectively, and investment product sales grew 16%.

—
Expenses increased 9% on higher customer volumes, increased marketing and investment in new branches. During the quarter, 101 new branches were opened and deposit balances in the Citibank e-savings business reached $7.8 billion.

—
Net income increased 51%, as credit costs declined significantly due to the absence of a $275 million increase to loan loss reserves relating to Hurricane Katrina and a reserve increase recorded in the prior-year period. Credit conditions remained favorable, leading to a 58 basis point decline in the NCL rate to 2.48%.

**

**

**

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$1,489	$1,496	$1,488	$1,484	$1,451	$1,497	$1,521	2%	$4,473	$4,469	—
Non-Interest Revenue	968	864	851	875	845	1,002	861	1%	2,683	2,708	1%

Total Revenues, Net of Interest Expense	2,457	2,360	2,339	2,359	2,296	2,499	2,382	2%	7,156	7,177	—
Total Operating Expenses	1,085	1,107	1,099	1,116	1,221	1,200	1,201	9%	3,291	3,622	10%
Net Credit Losses	326	346	314	418	279	288	282	(10)%	986	849	(14)%
Credit Reserve Build / (Release)	(17)	—	275	44	(55)	(31)	(29)	NM	258	(115)	NM
Provision for Benefits & Claims	182	177	170	175	163	168	193	14%	529	524	(1)%

Provision for Loan Losses and for Benefits and Claims	491	523	759	637	387	425	446	(41)%	1,773	1,258	(29)%

Income Before Taxes	881	730	481	606	688	874	735	53%	2,092	2,297	10%
Income Taxes	317	252	162	215	173	306	254	57%	731	733	—

Net Income	$564	$478	$319	$391	$515	$568	$481	51%	$1,361	$1,564	15%

Average Assets (in billions of dollars)	$63	$64	$65	$65	$66	$69	$70	8%	$64	$68	6%
Return on Assets	3.63%	3.00%	1.95%	2.39%	3.16%	3.30%	2.73%		2.84%	3.08%
Average Risk Capital	$2,940	$2,983	$3,003	$2,982	$3,459	$3,520	$3,591	20%	$2,975	$3,523	18%
Return on Risk Capital	78%	64%	42%	52%	60%	65%	53%		61%	59%
Return on Invested Capital	20%	18%	13%	15%	23%	24%	21%		17%	23%
Revenues by Business:
Citibank Branches	$853	$766	$754	$730	$737	$904	$765	1%	$2,373	$2,406	1%
CitiFinancial Branches	1,053	1,054	1,035	1,048	1,008	1,037	1,052	2%	3,142	3,097	(1)%
Primerica Financial Services	551	540	550	581	551	558	565	3%	1,641	1,674	2%

Total Revenues, Net of Interest Expense	$2,457	$2,360	$2,339	$2,359	$2,296	$2,499	$2,382	2%	$7,156	$7,177	—

Net Income by Business:
Citibank Branches	$185	$114	$111	$96	$100	$165	$79	(29)%	$410	$344	(16)%
CitiFinancial Branches	245	228	72	151	265	264	270	NM	545	799	47%
Primerica Financial Services	134	136	136	144	150	139	132	(3)%	406	421	4%

Total Net Income	$564	$478	$319	$391	$515	$568	$481	51%	$1,361	$1,564	15%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 2
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)
KEY INDICATORS:
Average Loans (in billions of dollars)
Citibank Branches	$8.2	$8.5	$8.8	$9.1	$9.4	$9.8	$10.5	19%
CitiFinancial Branches	31.2	31.2	31.9	32.6	33.1	33.8	34.7	9%

Total	$39.4	$39.7	$40.7	$41.7	$42.5	$43.6	$45.2	11%

Average Loans by Product (in billions of dollars)
Real estate secured loans	$20.4	$20.8	$21.2	$21.8	$22.3	$23.0	$23.7	12%
Personal loans	14.4	14.4	14.8	15.0	15.2	15.5	16.2	9%
Sales finance and other	4.6	4.5	4.7	4.9	5.0	5.1	5.3	13%

Total	$39.4	$39.7	$40.7	$41.7	$42.5	$43.6	$45.2	11%

Net Interest Revenue (in millions of dollars)
Citibank Branches	$513	$523	$509	$512	$501	$505	$508	—
CitiFinancial Branches	918	918	919	903	891	933	950	3%
Primerica Financial Services	58	55	60	69	59	59	63	5%

Total	$1,489	$1,496	$1,488	$1,484	$1,451	$1,497	$1,521	2%

Net Credit Loss Ratio	3.36%	3.50%	3.06%	3.98%	2.66%	2.65%	2.48%
Loans 90+ Days Past Due (in millions of dollars)	$782	$723	$787	$818	$740	$717	$780	(1)%
% of EOP Loans	1.98%	1.79%	1.91%	1.94%	1.73%	1.62%	1.69%
Number of Branches:
Citibank	883	885	884	896	906	892	931	5%
CitiFinancial	2,273	2,273	2,274	2,277	2,299	2,361	2,422	7%

Total	3,156	3,158	3,158	3,173	3,205	3,253	3,353	6%

Total EOP Accounts (in millions)
Citibank Branches	10.3	10.4	10.5	10.5	10.7	10.9	11.1	6%
CitiFinancial Branches	5.3	5.3	5.4	5.5	5.3	5.4	5.5	2%
Primerica Financial Services	4.8	4.8	4.9	4.8	4.9	4.9	5.0	2%

Total	20.4	20.5	20.8	20.8	20.9	21.2	21.6	4%

Citibank Branches—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$65.6	$66.4	$65.1	$63.6	$64.1	$64.1	$64.7	(1)%
Time Deposits, CDs and Other	10.9	12.6	13.2	14.5	16.2	17.9	22.5	70%

Total Branch Deposits	76.5	79.0	78.3	78.1	80.3	82.0	87.2	11%
Smith Barney Bank Deposit Program	42.3	41.4	41.3	42.2	45.3	47.6	47.5	15%

Total Deposits	$118.8	$120.4	$119.6	$120.3	$125.6	$129.6	$134.7	13%

Checking Accounts (in millions)	3.5	3.5	3.5	3.5	3.6	3.6	3.8	9%
EOP Investment AUMs (in billions of dollars)	$39.8	$40.7	$41.6	$42.5	$43.8	$43.1	$43.6	5%
Total Investment Product Sales (in billions of dollars)	$3.1	$3.0	$3.2	$3.0	$3.9	$4.1	$3.7	16%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$553.1	$562.7	$572.4	$581.3	$583.9	$596.4	$602.8	5%
Loan Volumes (in millions of dollars)	$972.8	$963.6	$1,099.9	$1,381.4	$1,087.0	$1,104.0	$917.0	(17)%
Mutual Fund Sales at NAV (in millions of dollars)	$903	$865	$798	$791	$971	$951	$824	3%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$328	$271	$283	$302	$388	$362	$345	22%
Investment AUMs (EOP) (in billions of dollars)	$27.5	$28.0	$29.3	$30.1	$31.2	$31.3	$32.5	11%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

  •
  Revenues increased 11%, driven by growth in net servicing revenues and gains on sales of securities. Net interest revenues declined slightly, as 19% growth in average loans was offset by net interest margin compression across the loan portfolios.

  •
  Expenses increased 6%, primarily due to investment spending. Higher credit costs reflected portfolio growth and the absence of prior-year reserve releases.

**

**

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$1,273	$1,227	$1,209	$1,222	$1,207	$1,214	$1,185	(2)%	$3,709	$3,606	(3)%
Non-Interest Revenue	100	149	123	166	53	93	296	NM	372	442	19%

Total Revenues, Net of Interest Expense	1,373	1,376	1,332	1,388	1,260	1,307	1,481	11%	4,081	4,048	(1)%
Total Operating Expenses	411	413	425	451	453	444	450	6%	1,249	1,347	8%
Net Credit Losses	181	146	168	178	176	160	193	15%	495	529	7%
Credit Reserve Build/(Release)	(1)	1	(56)	(8)	(31)	(75)	(8)	86%	(56)	(114)	NM
Provision for Benefits & Claims	2	1	2	—	(2)	1	1	(50)%	5	—	(100)%

Provision for Loan Losses and for Benefits and Claims	182	148	114	170	143	86	186	63%	444	415	(7)%

Income Before Taxes and Minority Interest	780	815	793	767	664	777	845	7%	2,388	2,286	(4)%
Income Taxes	281	292	289	293	218	287	308	7%	862	813	(6)%
Minority Interest, Net of Tax	13	16	17	16	9	20	16	(6)%	46	45	(2)%

Net Income	$486	$507	$487	$458	$437	$470	$521	7%	$1,480	$1,428	(4)%

Average Assets (in billions of dollars)	$178	$186	$192	$201	$209	$221	$244	27%	$185	$225	22%
Return on Assets	1.11%	1.09%	1.01%	0.90%	0.85%	0.85%	0.85%		1.07%	0.85%
Average Risk Capital	$3,291	$3,341	$3,218	$3,270	$3,732	$3,451	$3,770	17%	$3,283	$3,651	11%
Return on Risk Capital	60%	61%	60%	56%	47%	55%	55%		60%	52%
Return on Invested Capital	38%	32%	31%	29%	27%	30%	31%		34%	28%
Revenues by Business:
Real Estate Lending	$924	$888	$836	$910	$843	$793	$1,000	20%	$2,648	$2,636	—
Student Loans	132	176	173	171	117	202	163	(6)%	481	482	—
Auto	317	312	323	307	300	312	318	(2)%	952	930	(2)%

Total Revenues, Net of Interest Expense	$1,373	$1,376	$1,332	$1,388	$1,260	$1,307	$1,481	11%	$4,081	$4,048	(1)%

Net Income by Business:
Real Estate Lending	$363	$356	$318	$341	$328	$297	$389	22%	$1,037	$1,014	(2)%
Student Loans	52	62	62	58	38	75	58	(6)%	176	171	(3)%
Auto	71	89	107	59	71	98	74	(31)%	267	243	(9)%

Total Net Income	$486	$507	$487	$458	$437	$470	$521	7%	$1,480	$1,428	(4)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 2

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)
KEY INDICATORS:
Real Estate Lending—Balances (in billions of dollars):
Average Loans	$122.2	$126.5	$132.2	$141.5	$149.6	$159.1	$163.5	24%
Originations	$25.9	$33.3	$37.0	$35.7	$32.4	$38.6	$35.8	(3)%
Third Party Mortgage Servicing Portfolio (EOP)	$288.8	$287.2	$293.5	$293.8	$307.4	$324.9	$353.2	20%
Net Servicing & Gain/(Loss) on Sale—(in millions of dollars)	$82.3	$82.3	$51.9	$77.1	$10.5	$(11.7)	$74.4	43%
Net Interest Revenue—(in millions of dollars)	$831	$793	$774	$815	$812	$804	$789	2%
NIR as a % of Average Loans	2.76%	2.51%	2.32%	2.29%	2.20%	2.03%	1.91%
Net Credit Loss Ratio	0.23%	0.19%	0.17%	0.16%	0.19%	0.19%	0.19%
Loans 90+Days Past Due—(in millions of dollars)	$1,911	$1,672	$1,697	$1,766	$1,605	$1,524	$1,692	—
% of EOP Loans	1.54%	1.31%	1.24%	1.22%	1.03%	0.94%	1.02%
Student Loans—Balances (in billions of dollars):
Average Loans	$24.9	$25.7	$25.3	$24.9	$24.7	$24.7	$23.2	(8)%
Originations	$2.6	$1.6	$3.8	$2.8	$2.9	$1.9	$4.1	8%
Net Interest Revenue—(in millions of dollars)	$134	$129	$121	$109	$104	$106	$88	(27)%
NIR as a % of Average Loans	2.18%	2.01%	1.90%	1.74%	1.71%	1.72%	1.50%
Net Credit Loss Ratio	0.02%	0.07%	0.04%	0.08%	0.03%	0.08%	0.10%
Loans 90+Days Past Due—(in millions of dollars)	$773	$792	$814	$743	$729	$747	$726	(11)%
% of EOP Loans	3.06%	3.25%	3.25%	3.11%	2.95%	3.26%	3.34%
Auto—(in billions of dollars):
Average Loans	$11.0	$11.4	$11.9	$12.3	$12.8	$13.5	$14.3	20%
Originations	$1.4	$1.6	$1.9	$1.5	$2.0	$2.0	$2.4	26%
Net Interest Revenue—(in millions of dollars)	$308	$305	$314	$298	$291	$304	$309	(2)%
NIR as a % of Average Loans	11.36%	10.73%	10.47%	9.61%	9.22%	9.03%	8.57%
Net Credit Margin (NCM)—(in millions of dollars)	$204	$231	$213	$191	$196	$231	$207	(3)%
NCM as a % of Average Loans	7.52%	8.13%	7.10%	6.16%	6.21%	6.86%	5.74%
Net Credit Loss Ratio	4.17%	2.81%	3.70%	3.74%	3.29%	2.44%	3.08%
Loans 90+Days Past Due—(in millions of dollars)	$74	$75	$97	$115	$77	$85	$138	42%
% of EOP Loans	0.66%	0.65%	0.80%	0.93%	0.58%	0.61%	0.93%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
COMMERCIAL BUSINESS

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
Revenues declined due to the absence of a $162 million revenue benefit recorded in the prior-year period due to the settlement of litigation related to the purchase of Copelco. Excluding the impact of the Copelco settlement, revenues were approximately even with the prior year as 11% loan growth was offset by net interest margin compression.

—
Expenses increased 6% due to the absence of a $23 million expense benefit due to the Copelco settlement recorded in the prior-year period. Credit costs declined, reflecting a continued favorable credit environment.

**

**

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$329	$322	$372	$295	$287	$311	$295	(21)%	$1,023	$893	(13)%
Non-Interest Revenue	349	169	277	186	183	205	194	(30)%	795	582	(27)%

Total Revenues, Net of Interest Expense	678	491	649	481	470	516	489	(25)%	1,818	1,475	(19)%
Total Operating Expenses	341	335	308	356	363	353	328	6%	984	1,044	6%
Net Credit Losses	12	12	8	16	14	12	8	—	32	34	6%
Credit Reserve Build / (Release)	(12)	(6)	13	(34)	(38)	(8)	(38)	NM	(5)	(84)	NM

Total Provision for Loan Losses	—	6	21	(18)	(24)	4	(30)	NM	27	(50)	NM

Income Before Taxes	337	150	320	143	131	159	191	(40)%	807	481	(40)%
Income Taxes	85	16	98	22	5	21	40	(59)%	199	66	(67)%

Net Income	$252	$134	$222	$121	$126	$138	$151	(32)%	$608	$415	(32)%

Average Assets (in billions of dollars)	$36	$38	$39	$40	$41	$42	$44	13%	$38	$42	11%
Return on Assets	2.84%	1.41%	2.26%	1.20%	1.25%	1.32%	1.36%		2.14%	1.32%
Average Risk Capital	$1,969	$1,825	$1,698	$1,758	$2,315	$2,235	$2,323	37%	$1,831	$2,291	25%
Return on Risk Capital	52%	29%	52%	27%	22%	25%	26%		44%	24%
Return on Invested Capital	37%	19%	31%	17%	11%	12%	13%		29%	12%
KEY INDICATORS (in billions of dollars):
Total Deposits	$15.1	$16.9	$18.6	$19.0	$18.8	$18.8	$18.3	(2)%
Commercial Real Estate	$12.4	$14.2	$14.5	$15.2	$16.1	$16.7	$16.8	16%
Equipment Leasing	12.7	13.1	13.1	13.7	14.1	14.4	14.6	11%
Other	2.2	3.2	3.3	3.3	3.3	3.3	3.4	3%

Average Loans	$27.3	$30.5	$30.9	$32.2	$33.5	$34.4	$34.8	13%
Average Loans—Liquidating	2.4	0.8	0.6	0.5	0.4	0.3	0.2	(67)%

Average Loans—Total	$29.7	$31.3	$31.5	$32.7	$33.9	$34.7	$35.0	11%
Operating Leases	1.8	1.6	1.6	1.9	1.8	1.8	1.8	13%

Total Average Earning Assets	$31.5	$32.9	$33.1	$34.6	$35.7	$36.5	$36.8	11%

Net Credit Loss Ratio	0.17%	0.15%	0.10%	0.19%	0.17%	0.14%	0.09%
Loans 90+Days Past Due—(in millions of dollars)	$185	$148	$175	$170	$151	$116	$191	9%
% of EOP Loans	0.60%	0.47%	0.54%	0.51%	0.44%	0.33%	0.54%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
Revenues were a record, increasing 26% on higher purchase sales and average loans, up 18% and 21%, respectively, and the integration of Credicard in Brazil. Loan growth was led by Mexico, Asia, and Latin America.

—
Expenses grew 32%, reflecting the integration of Credicard, continued investment in organic growth, higher customer activity, and the absence of a $33 million value added tax refund in Mexico recorded in the prior-year period.

—
Net income declined due to higher credit costs, primarily reflecting target market expansion in Mexico, the continued impact of industry-wide credit conditions in the Taiwan cards market, and the integration of Creditcard.

**

**

**

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$647	$673	$710	$746	$773	$912	$964	36%	$2,030	$2,649	30%
Non-Interest Revenue	458	503	499	614	507	598	555	11%	1,460	1,660	14%

Total Revenues, Net of Interest Expense	1,105	1,176	1,209	1,360	1,280	1,510	1,519	26%	3,490	4,309	23%
Total Operating Expenses	568	577	561	665	617	714	740	32%	1,706	2,071	21%
Net Credit Losses	160	157	168	182	218	333	347	NM	485	898	85%
Specific and Unallocated Credit Reserve Build / (Release)	(5)	18	24	35	94	26	59	NM	37	179	NM

Total Provision for Loan Losses	155	175	192	217	312	359	406	NM	522	1,077	NM
Income Before Taxes and Minority Interest	382	424	456	478	351	437	373	(18)%	1,262	1,161	(8)%
Income Taxes and Minority Interest	80	93	73	121	60	109	86	18%	246	255	4%

Net Income	$302	$331	$383	$357	$291	$328	$287	(25)%	$1,016	$906	(11)%

Average Assets (in billions of dollars)	$25	$26	$26	$27	$28	$30	$32	23%	$26	$30	15%
Return on Assets	4.90%	5.11%	5.84%	5.25%	4.21%	4.39%	3.56%		5.22%	4.04%
Average Risk Capital	$1,595	$1,758	$1,855	$1,967	$2,073	$2,202	$2,185	18%	$1,736	$2,153	24%
Return on Risk Capital	77%	76%	82%	72%	57%	60%	52%		78%	56%
Return on Invested Capital	32%	33%	37%	34%	27%	29%	24%		34%	27%
Revenues by Region:
Mexico	$269	$307	$353	$382	$405	$443	$465	32%	$929	$1,313	41%
EMEA	294	285	302	396	294	327	328	9%	881	949	8%
Japan	73	76	76	77	70	74	72	(5)%	225	216	(4)%
Asia (excluding Japan)	401	423	414	425	415	428	402	(3)%	1,238	1,245	1%
Latin America	68	85	64	80	96	238	252	NM	217	586	NM

Total	$1,105	$1,176	$1,209	$1,360	$1,280	$1,510	$1,519	26%	$3,490	$4,309	23%

Net Income by Region:
Mexico	$127	$125	$204	$108	$149	$147	$133	(35)%	456	429	(6)%
EMEA	32	34	34	88	32	43	55	62%	100	130	30%
Japan	17	17	17	24	21	13	13	(24)%	51	47	(8)%
Asia (excluding Japan)	101	117	107	113	54	56	73	(32)%	325	183	(44)%
Latin America	25	38	21	24	35	69	13	(38)%	84	117	39%

Total	$302	$331	$383	$357	$291	$328	$287	(25)%	$1,016	$906	(11)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS—Page 2
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)
KEY INDICATORS (in billions of dollars)
Average Yield	17.34%	17.52%	18.08%	18.33%	18.61%	19.03%	19.20%
Net Interest Revenue as a % of Average Loans	12.26%	12.16%	12.41%	12.65%	12.90%	14.02%	13.91%
Net Credit Margin (in millions of dollars) (1)	$945	$1,019	$1,041	$1,178	$1,062	$1,177	$1,172	13%
% of Average Loans	17.91%	18.41%	18.19%	19.97%	17.72%	18.09%	16.91%
End of Period Loans	$21.6	$22.5	$23.1	$24.1	$24.1	$26.8	$28.1	22%
EOP Open Accounts (in millions)	25.2	25.9	26.5	26.5	26.7	30.1	30.6	15%
Purchase Sales (2)	$16.1	$17.1	$17.3	$18.2	$17.4	$19.7	$20.5	18%
Average Loans:
Mexico	$3.6	$4.0	$4.6	$5.2	$5.5	$5.6	$6.0	30%
EMEA	6.0	6.3	6.2	6.0	6.1	6.5	6.7	8%
Japan	1.3	1.3	1.3	1.3	1.3	1.4	1.4	8%
Asia (excluding Japan)	9.8	9.9	9.8	10.0	10.4	10.7	10.9	11%
Latin America	0.7	0.7	0.8	0.9	1.0	1.9	2.5	NM

Total	$21.4	$22.2	$22.7	$23.4	$24.3	$26.1	$27.5	21%

Coincident Net Credit Loss Ratio	3.02%	2.84%	2.94%	3.08%	3.64%	5.12%	5.01%
12 Month Lagged Net Credit Loss Ratio	3.83%	3.51%	3.61%	3.56%	4.13%	6.02%	6.06%
Loans 90+Days Past Due (in millions of dollars)	$354	$382	$411	$469	$535	$643	$723	76%
% of EOP Loans	1.64%	1.70%	1.78%	1.95%	2.22%	2.40%	2.57%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

(2)
Purchase Sales represents customers' purchased sales plus cash advances.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
In Japan, revenues declined due to lower receivables balances and net interest margins, which was more than offset by lower expenses. Net income declined due to increased credit costs of approximately $160 million (pretax) from ongoing legislative and other actions affecting the consumer finance industry.

—
Outside of Japan, revenues increased 21%, driven by 22% growth in average loans. Net income declined as revenue growth was offset by increased investment spending, including the opening of 110 new branches, and increased credit costs.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$920	$930	$910	$914	$921	$971	$962	6%	$2,760	$2,854	3%
Non-Interest Revenue	28	33	40	44	41	38	36	(10)%	101	115	14%

Total Revenues, Net of Interest Expense	948	963	950	958	962	1,009	998	5%	2,861	2,969	4%
Total Operating Expenses	437	380	397	398	419	427	406	2%	1,214	1,252	3%
Net Credit Losses	316	321	334	313	319	323	389	16%	971	1,031	6%
Credit Reserve Build/(Release)	—	1	(10)	—	(16)	17	135	NM	(9)	136	NM
Provision for Benefits & Claims	(1)	—	—	(2)	1	—	(1)	—	(1)	—	100%

Provision for Loan Losses and for Benefits and Claims	315	322	324	311	304	340	523	61%	961	1,167	21%

Income Before Taxes	196	261	229	249	239	242	69	(70)%	686	550	(20)%
Income Taxes	57	84	77	75	71	69	19	(75)%	218	159	(27)%

Net Income	$139	$177	$152	$174	$168	$173	$50	(67)%	$468	$391	(16)%

Average Assets (in billions of dollars)	$27	$26	$25	$26	$26	$27	$28	12%	$26	$27	4%
Return on Assets	2.09%	2.73%	2.41%	2.66%	2.62%	2.57%	0.71%		2.41%	1.94%
Average Risk Capital	$934	$920	$919	$897	$1,165	$1,042	$1,093	19%	$924	$1,100	19%
Return on Risk Capital	60%	77%	66%	77%	58%	67%	18%		68%	48%
Return on Invested Capital	16%	20%	18%	21%	19%	20%	6%		18%	15%
Revenues by Region:
Mexico	$43	$44	$47	$50	$53	$55	$62	32%	$134	$170	27%
EMEA	189	185	185	184	184	193	191	3%	559	568	2%
Japan	627	635	609	604	591	615	587	(4)%	1,871	1,793	(4)%
Asia (excluding Japan)	61	69	78	86	98	108	120	54%	208	326	57%
Latin America	28	30	31	34	36	38	38	23%	89	112	26%

Total	$948	$963	$950	$958	$962	$1,009	$998	5%	$2,861	$2,969	4%

Net Income (Loss) by Region:
Mexico	$9	$8	$9	$10	$10	$11	$12	33%	$26	$33	27%
EMEA	(4)	16	3	21	7	15	(13)	NM	15	9	(40)%
Japan	122	137	122	124	135	134	37	(70)%	381	306	(20)%
Asia (excluding Japan)	9	13	16	17	16	12	15	(6)%	38	43	13%
Latin America	3	3	2	2	—	1	(1)	NM	8	—	(100)%

Total	$139	$177	$152	$174	$168	$173	$50	(67)%	$468	$391	(16)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 2
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)
KEY INDICATORS:
Average Loans by Product (in billions of dollars):
Real estate secured loans	$8.3	$8.1	$8.0	$8.2	$8.1	$8.5	$8.6	8%
Personal loans	13.0	12.9	12.8	12.8	13.3	14.3	14.6	14%
Auto	0.8	0.6	0.5	0.4	0.3	0.3	0.2	(60)%
Sales finance and other	0.7	0.8	0.6	0.7	0.7	0.7	0.8	33%

Total	$22.8	$22.4	$21.9	$22.1	$22.4	$23.8	$24.2	11%

Average Loans by Region (in billions of dollars):
Mexico	$0.2	$0.2	$0.3	$0.3	$0.3	$0.3	$0.4	33%
EMEA	9.9	9.7	9.5	9.7	9.6	10.4	10.5	11%
Japan	10.9	10.5	10.0	9.6	9.6	9.9	9.7	(3)%
Asia (excluding Japan)	1.4	1.6	1.7	2.0	2.3	2.6	2.9	71%
Latin America	0.4	0.4	0.4	0.5	0.6	0.6	0.7	75%

Total	$22.8	$22.4	$21.9	$22.1	$22.4	$23.8	$24.2	11%

Average Yield	18.31%	18.90%	18.87%	18.63%	19.06%	18.88%	18.49%
Net Interest Revenue as a % of Average Loans	16.36%	16.65%	16.49%	16.41%	16.67%	16.36%	15.77%
Net Credit Margin (NCM)—(in millions of dollars)	$632	$642	$617	$645	$643	$686	$609	(1)%
NCM as a % of Average Loans	11.24%	11.50%	11.18%	11.58%	11.64%	11.56%	9.98%
Net Credit Loss Ratio	5.62%	5.75%	6.03%	5.62%	5.78%	5.44%	6.38%
Net Credit Loss Ratio—Japan	9.25%	9.68%	9.77%	9.92%	9.12%	9.74%	11.26%
Loans 90+ Days Past Due—(in millions of dollars)	$480	$477	$467	$442	$437	$519	$575	23%
% of EOP Loans	2.12%	2.17%	2.13%	2.03%	1.93%	2.16%	2.37%
Number of Sales Points:
Japan Branches	405	405	392	325	325	324	324	(17)%
Japan Automated Loan Machines (ALMs)	523	588	654	682	731	809	809	24%

Total Japan	928	993	1,046	1,007	1,056	1,133	1,133	8%
Mexico Branches	217	233	255	268	288	312	349	37%
EMEA Branches	264	277	282	284	306	326	339	20%
Asia (excluding Japan) Branches	224	250	293	418	489	547	582	99%
Latin America Branches	118	128	138	160	180	188	213	54%

Total	1,751	1,881	2,014	2,137	2,319	2,506	2,616	30%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
Revenue growth was driven by a 9% increase in deposits and 18% growth in investment product sales. Average loan balances increased 3%, led by growth in Asia, EMEA and Latin America.

—
Expense growth reflected increased business volumes, continued investment spending, and the absence of a $93 million value added tax refund in Mexico recorded in the prior-year period. During the quarter, 66 new branches were opened.

—
Credit costs declined significantly due to the absence of a $476 million pre-tax charge to standardize loan write-off policies in EMEA with global write-off policies. Credit costs included loan loss reserve releases in Korea and Mexico. The NCL rate declined in 0.87%.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$1,435	$1,516	$1,375	$1,404	$1,439	$1,460	$1,519	10%	$4,326	$4,418	2%
Non-Interest Revenue	870	880	1,099	1,148	1,028	1,095	1,031	(6)%	2,849	3,154	11%

Total Revenues, Net of Interest Expense	2,305	2,396	2,474	2,552	2,467	2,555	2,550	3%	7,175	7,572	6%
Total Operating Expenses	1,417	1,363	1,322	1,435	1,585	1,560	1,623	23%	4,102	4,768	16%
Net Credit Losses	179	181	1,288	234	184	191	141	(89)%	1,648	516	(69)%
Credit Reserve Build/(Release)	(9)	19	(649)	51	(77)	(105)	(93)	86%	(639)	(275)	57%
Provision for Benefits & Claims	33	33	42	50	44	37	55	31%	108	136	26%

Provision for Loan Losses and for Benefits and Claims	203	233	681	335	151	123	103	(85)%	1,117	377	(66)%

Income Before Taxes and Minority Interest	685	800	471	782	731	872	824	75%	1,956	2,427	24%
Income Taxes and Minority Interest	187	207	44	217	54	158	123	NM	438	335	(24)%

Net Income	$498	$593	$427	$565	$677	$714	$701	64%	$1,518	$2,092	38%

Average Assets (in billions of dollars)	$113	$114	$115	$116	$119	$120	$127	10%	$114	$122	7%
Return on Assets	1.79%	2.09%	1.47%	1.93%	2.31%	2.39%	2.19%		1.78%	2.29%
Average Risk Capital	$9,983	$10,663	$10,802	$9,764	$9,407	$9,481	$9,348	(13)%	$10,483	$9,412	(10)%
Return on Risk Capital	20%	22%	16%	23%	29%	30%	30%		19%	30%
Return on Invested Capital	12%	13%	9%	12%	15%	16%	15%		10%	15%
Total Revenues, Net of Interest Expense:
Mexico	$648	$704	$739	$787	$691	$694	$711	(4)%	$2,091	$2,096	—
EMEA	765	786	784	846	792	840	834	6%	2,335	2,466	6%
Japan	121	116	118	119	114	118	123	4%	355	355	—
Asia (excluding Japan)	610	624	649	621	676	708	687	6%	1,883	2,071	10%
Latin America	161	166	184	179	194	195	195	6%	511	584	14%

Total	$2,305	$2,396	$2,474	$2,552	$2,467	$2,555	$2,550	3%	$7,175	$7,572	6%

Net Income (Loss) by Region:
Mexico	$141	$235	$298	$158	$199	$217	$250	(16)%	$674	$666	(1)%
EMEA	94	74	(191)	173	146	157	171	NM	(23)	474	NM
Japan	36	34	30	26	32	31	29	(3)%	100	92	(8)%
Asia (excluding Japan)	201	211	252	193	277	291	240	(5)%	664	808	22%
Latin America	26	39	38	15	23	18	11	(71)%	103	52	(50)%

Total	$498	$593	$427	$565	$677	$714	$701	64%	$1,518	$2,092	38%

KEY INDICATORS:
Net Credit Loss Ratio	1.17%	1.17%	8.20%	1.53%	1.21%	1.22%	0.87%
Loans 90+Days Past Due (in millions of dollars)	$2,013	$1,901	$770	$779	$736	$680	$679	(12)%
% of EOP Loans	3.26%	3.09%	1.26%	1.29%	1.21%	1.08%	1.04%
Branches by Region:
Mexico	1,346	1,334	1,335	1,382	1,404	1,441	1,452	9%
EMEA	612	619	618	625	636	663	682	10%
Japan	25	25	25	25	25	25	25	—
Asia (excluding Japan)	354	394	396	401	403	404	405	2%
Latin America	153	158	162	176	179	187	209	29%

Total	2,490	2,530	2,536	2,609	2,647	2,720	2,773	9%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 2

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)
KEY INDICATORS (Continued):
International—Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$72.5	$71.0	$70.6	$72.2	$76.8	$78.8	$77.6	10%
Time Deposits, CDs and Other	63.2	63.3	65.5	66.8	67.7	67.8	70.8	8%

Total Average Deposits	$135.7	$134.3	$136.1	$139.0	$144.5	$146.6	$148.4	9%

Investment Sales	$12.5	$11.4	$13.6	$13.3	$17.1	$18.2	$16.0	18%
Investment AUMs (EOP)	$74.8	$76.4	$81.4	$83.3	$90.1	$90.0	$95.2	17%
Other (primarily Retirement Services)	31.0	32.3	34.9	37.2	40.3	39.1	38.6	11%

Total AUMs	$105.8	$108.7	$116.3	$120.5	$130.4	$129.1	$133.8	15%

Average Customer Deposits by Region (in billions of dollars):
Mexico	$23.0	$23.1	$23.6	$25.4	$25.9	$24.9	$25.7	9%
EMEA	25.9	25.3	26.7	28.1	31.0	32.8	32.7	22%
Japan	21.9	21.2	21.1	20.7	20.8	21.1	20.9	(1)%
Asia (excluding Japan)	57.9	57.6	57.7	57.7	59.6	60.6	61.5	7%
Latin America	7.0	7.1	7.0	7.1	7.2	7.2	7.6	9%

Total	$135.7	$134.3	$136.1	$139.0	$144.5	$146.6	$148.4	9%

Average Loans by Region (in billions of dollars):
Mexico	$7.3	$7.6	$7.8	$8.0	$8.2	$7.7	$7.9	1%
EMEA	19.3	18.7	18.5	17.2	17.4	18.6	19.0	3%
Japan	0.3	0.2	0.7	0.7	0.7	0.8	0.6	(14)%
Asia (excluding Japan)	34.3	34.6	34.4	33.8	34.1	34.4	35.6	3%
Latin America	0.8	0.8	0.9	1.0	1.1	1.1	1.3	44%

Total	$62.0	$61.9	$62.3	$60.7	$61.5	$62.6	$64.4	3%

Average Loans by Type (in billions of dollars):
Mortgage	$23.3	$23.6	$23.5	$23.1	$23.3	$23.2	$24.2	3%
Auto	2.7	2.7	2.6	2.4	2.3	2.2	2.2	(15)%
Installment/Overdraft	24.0	23.7	23.7	22.6	23.2	24.4	25.4	7%
Commercial	7.7	7.8	7.8	7.9	8.1	8.2	8.5	9%
Other Retail	4.3	4.1	4.7	4.7	4.6	4.6	4.1	(13)%

Total	$62.0	$61.9	$62.3	$60.7	$61.5	$62.6	$64.4	3%

EOP Accounts by Region (in millions):
Mexico	17.1	17.5	17.9	18.1	18.5	19.0	19.8	11%
EMEA	8.4	8.6	8.7	8.9	9.0	9.3	9.6	10%
Japan	2.1	2.1	2.1	2.0	2.0	2.1	2.1	—
Asia (excluding Japan)	11.7	11.9	12.2	12.0	12.0	12.1	12.3	1%
Latin America	6.4	6.5	6.6	6.7	7.0	7.2	7.5	14%

Total	45.7	46.6	47.5	47.7	48.5	49.7	51.3	8%

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Corporate and Investment Banking:
Net Interest Revenue	$2,149	$2,022	$1,916	$2,013	$2,234	$2,147	$1,913	—	$6,087	$6,294	3%
Non-Interest Revenue	3,888	3,134	4,518	4,223	5,045	4,614	4,154	(8)%	11,540	13,813	20%

Total Revenues, Net of Interest Expense	6,037	5,156	6,434	6,236	7,279	6,761	6,067	(6)%	17,627	20,107	14%
Total Operating Expenses	3,668	3,368	3,856	3,241	4,757	4,158	3,622	(6)%	10,892	12,537	15%
Total Provision for Credit Losses	(56)	(14)	43	(15)	—	173	107	NM	(27)	280	NM

Income Before Taxes and Minority Interest	2,425	1,802	2,535	3,010	2,522	2,430	2,338	(8)%	6,762	7,290	8%
Income Taxes	735	420	704	959	574	702	598	(15)%	1,859	1,874	1%
Minority Interest, Net of Tax	11	10	34	4	19	5	19	(44)%	55	43	(22)%

Net Income	$1,679	$1,372	$1,797	$2,047	$1,929	$1,723	$1,721	(4)%	$4,848	$5,373	11%

U.S.:
Net Interest Revenue	$1,054	$955	$799	$915	$858	$713	$356	(55)%	$2,808	$1,927	(31)%
Non-Interest Revenue	1,725	993	2,011	1,449	2,065	2,090	1,651	(18)%	4,729	5,806	23%

Total Revenues, Net of Interest Expense	2,779	1,948	2,810	2,364	2,923	2,803	2,007	(29)%	7,537	7,733	3%
Total Operating Expenses	1,451	1,347	1,740	901	2,251	1,621	1,218	(30)%	4,538	5,090	12%
Total Provision for Credit Losses	21	90	98	(8)	52	137	55	(44)%	209	244	17%

Income Before Taxes and Minority Interest	1,307	511	972	1,471	620	1,045	734	(24)%	2,790	2,399	(14)%
Income Taxes	410	47	314	515	94	301	185	(41)%	771	580	(25)%
Minority Interest, Net of Tax	4	2	21	(2)	11	(3)	9	(57)%	27	17	(37)%

Net Income	$893	$462	$637	$958	$515	$747	$540	(15)%	$1,992	$1,802	(10)%

International:
Net Interest Revenue	$1,095	$1,067	$1,117	$1,098	$1,376	$1,434	$1,557	39%	$3,279	$4,367	33%
Non-Interest Revenue	2,163	2,141	2,507	2,774	2,980	2,524	2,503	—	6,811	8,007	18%

Total Revenues, Net of Interest Expense	3,258	3,208	3,624	3,872	4,356	3,958	4,060	12%	10,090	12,374	23%
Total Operating Expenses	2,217	2,021	2,116	2,340	2,506	2,537	2,404	14%	6,354	7,447	17%
Total Provision for Credit Losses	(77)	(104)	(55)	(7)	(52)	36	52	NM	(236)	36	NM

Income Before Taxes and Minority Interest	1,118	1,291	1,563	1,539	1,902	1,385	1,604	3%	3,972	4,891	23%
Income Taxes	325	373	390	444	480	401	413	6%	1,088	1,294	19%
Minority Interest, Net of Tax	7	8	13	6	8	8	10	(23)%	28	26	(7)%

Net Income	$786	$910	$1,160	$1,089	$1,414	$976	$1,181	2%	$2,856	$3,571	25%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
INCOME STATEMENT
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Revenues:
Commissions and Fees	$601	$545	$595	$623	$682	$713	$555	(7)%	$1,741	$1,950	12%
Administration and Other Fiduciary Fees	696	701	695	686	756	797	780	12%	2,092	2,333	12%
Investment Banking	805	870	973	1,044	1,078	1,153	1,020	5%	2,648	3,251	23%
Principal Transactions	1,533	572	2,041	1,207	2,150	1,425	1,434	(30)%	4,146	5,009	21%
Other	253	446	214	663	379	526	365	71%	913	1,270	39%

Total Non-Interest Revenues	3,888	3,134	4,518	4,223	5,045	4,614	4,154	(8)%	11,540	13,813	20%
Net Interest Revenue (including Dividends)	2,149	2,022	1,916	2,013	2,234	2,147	1,913	—	6,087	6,294	3%

Total Revenues, Net of Interest Expense	6,037	5,156	6,434	6,236	7,279	6,761	6,067	(6)%	17,627	20,107	14%

Non-Interest Expenses:
Compensation and Benefits	2,227	1,894	2,463	2,013	3,178	2,550	2,045	(17)%	6,584	7,773	18%
Other Operating and Administrative Expenses	1,441	1,474	1,393	1,228	1,579	1,608	1,577	13%	4,308	4,764	11%

Total Non-Interest Expenses	3,668	3,368	3,856	3,241	4,757	4,158	3,622	(6)%	10,892	12,537	15%
Provision for Loan Losses	(56)	(114)	(57)	(65)	(50)	23	57	NM	(227)	30	NM
Provision for Unfunded Lending Commitments	—	100	100	50	50	150	50	(50)%	200	250	25%

Total Provision for Credit Losses	(56)	(14)	43	(15)	—	173	107	NM	(27)	280	NM

Income Before Taxes and Minority Interest	2,425	1,802	2,535	3,010	2,522	2,430	2,338	(8)%	6,762	7,290	8%
Income Taxes	735	420	704	959	574	702	598	(15)%	1,859	1,874	1%
Minority Interest, Net of Tax	11	10	34	4	19	5	19	(44)%	55	43	(22)%

Net Income	$1,679	$1,372	$1,797	$2,047	$1,929	$1,723	$1,721	(4)%	$4,848	$5,373	11%

Pre-tax Profit Margin	40.2%	34.9%	39.4%	48.3%	34.6%	35.9%	38.5%		38.4%	36.3%
Compensation and Benefits Expenses as a percent of Net Revenues (1)(2)(3)	32.9%	36.7%	38.3%	34.4%	43.7%	37.7%	33.7%		36.0%	38.7%
Non-Compensation Expenses as a Percent of Net Revenues (2)	23.9%	28.6%	21.7%	21.0%	21.7%	23.8%	26.0%		24.4%	23.7%

(1)
The 2005 first quarter period excludes Expenses of $243 million (pretax) related to the repositioning of certain CIB businesses.

(2)
The 2005 fourth quarter period excludes Revenues of $386 million (pretax) related to the gain on sale of Nikko shares.

(3)
The 2006 first quarter period includes $449 (pretax) million related to the adoption of SFAS 123(R).

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
REVENUE DETAILS
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$256	$264	$333	$359	$295	$296	$355	7%	$853	$946	11%
Equity Underwriting	269	254	298	315	286	284	204	(32)%	821	774	(6)%
Debt Underwriting	500	514	568	569	713	670	639	13%	1,582	2,022	28%
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(95)	(74)	(79)	(61)	(42)	(49)	(59)	25%	(248)	(150)	40%
Debt Underwriting	(22)	(27)	(36)	(28)	(36)	(51)	(50)	(39)%	(85)	(137)	(61)%

Total Investment Banking Revenue	908	931	1,084	1,154	1,216	1,150	1,089	—	2,923	3,455	18%
Lending	510	543	531	681	411	569	481	(9)%	1,584	1,461	(8)%
Equity Markets	707	728	872	767	1,179	945	868	—	2,307	2,992	30%
Fixed Income Markets	2,916	1,827	2,770	2,086	3,148	2,762	2,315	(16)%	7,513	8,225	9%
Other Capital Markets and Banking	(142)	(64)	(70)	231	(58)	(157)	(186)	NM	(276)	(401)	(45)%

Total Capital Markets and Banking Revenues (1)	4,899	3,965	5,187	4,919	5,896	5,269	4,567	(12)%	14,051	15,732	12%

Transaction Services	1,137	1,191	1,246	1,317	1,382	1,495	1,500	20%	3,574	4,377	22%
Other	1	—	1	—	1	(3)	—	(100)%	2	(2)	NM

Total CIB Revenues	$6,037	$5,156	$6,434	$6,236	$7,279	$6,761	$6,067	(6)%	$17,627	$20,107	14%

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CIB
CAPITAL MARKETS AND BANKING
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
Fixed income markets revenues declined 16% to $2.3 billion, primarily driven by lower results in commodities, interest rate products and foreign exchange.

—
Equity markets revenues of $868 million were approximately even with the prior-year period, as improved performance in derivatives and equity finance was offset by lower results in convertibles and cash trading.

—
Investment banking revenues of $1.1 billion were approximately even with the prior-year period, as 13% growth in debt underwriting revenues and increased advisory fees were offset by a decline in equity underwriting.

—
Credit costs included a $120 million charge to increase loan loss reserves, reflecting portfolio growth and a change in credit rating of certain counterparties.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$1,635	$1,483	$1,317	$1,369	$1,571	$1,408	$1,139	(14)%	$4,435	$4,118	(7)%
Non-Interest Revenue	3,264	2,482	3,870	3,550	4,325	3,861	3,428	(11)%	9,616	11,614	21%

Total Revenues, Net of Interest Expense	4,899	3,965	5,187	4,919	5,896	5,269	4,567	(12)%	14,051	15,732	12%
Total Operating Expenses	2,859	2,585	3,134	2,923	3,803	3,154	2,655	(15)%	8,578	9,612	12%
Provision for Loan Losses	(46)	(116)	(55)	(82)	(51)	19	50	NM	(217)	18	NM
Provision for Unfunded Lending Commitments	—	96	95	47	46	138	48	(49)%	191	232	21%

Total Provision for Credit Losses	(46)	(20)	40	(35)	(5)	157	98	NM	(26)	250	NM

Income Before Taxes and Minority Interest	2,086	1,400	2,013	2,031	2,098	1,958	1,814	(10)%	5,499	5,870	7%
Income Taxes	637	347	555	606	461	541	452	(19)%	1,539	1,454	(6)%
Minority Interest, Net of Tax	10	10	34	4	19	5	18	(47)%	54	42	(22)%

Net Income	$1,439	$1,043	$1,424	$1,421	$1,618	$1,412	$1,344	(6)%	$3,906	$4,374	12%

Average Risk Capital	$19,344	$19,694	$20,143	$20,411	$19,123	$20,173	$20,450	2%	$19,727	$19,915	1%
Return on Risk Capital	30%	21%	28%	28%	34%	28%	26%		26%	29%
Return on Invested Capital	23%	16%	21%	21%	26%	21%	19%		20%	22%
Investment Banking
Global Debt, Equity and Equity-related Underwriting:
Global Volume (1)	$151,943	$150,825	$128,780	$141,985	$179,389	$162,716	$147,874	15%	$431,548	$489,979	14%
Global Market Share	8.9%	8.8%	8.5%	8.4%	9.1%	8.5%	9.3%		8.8%	9.0%
Rank	1	1	1	1	1	1	1		1	1
U.S. Volume (1)	$93,939	$106,635	$91,948	$96,495	$112,152	$117,723	$98,836	7%	$292,522	$328,711	12%
U.S. Market Share	10.3%	10.9%	9.3%	9.6%	10.3%	10.4%	10.6%		10.1%	10.4%
Rank	1	1	1	1	1	1	1		1	1

(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CIB
TRANSACTION SERVICES
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
Record revenues and net income, up 20% and 18%, respectively, were driven by higher customer volumes, reflecting increased liability balances, up 22%; assets under custody, up 14%; and the positive impact of higher short-term interest rates.

—
Expenses increased 18%, primarily driven by increased new business activity, investment in growth initiatives, acquisitions and higher volumes.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$514	$539	$599	$644	$663	$739	$774	29%	$1,652	$2,176	32%
Non-Interest Revenue	623	652	647	673	719	756	726	12%	1,922	2,201	15%

Total Revenues, Net of Interest Expense	1,137	1,191	1,246	1,317	1,382	1,495	1,500	20%	3,574	4,377	22%
Total Operating Expenses	803	780	809	924	949	989	954	18%	2,392	2,892	21%
Provision for Loan Losses	(13)	2	1	17	1	4	7	NM	(10)	12	NM
Provision for Unfunded Lending Commitments	—	4	5	3	4	12	2	(60)%	9	18	100%

Total Provision for Credit Losses	(13)	6	6	20	5	16	9	50%	(1)	30	NM

Income Before Taxes and Minority Interest	347	405	431	373	428	490	537	25%	1,183	1,455	23%
Income Taxes and Minority Interest, Net of Tax	102	117	104	98	105	150	152	46%	323	407	26%

Net Income	$245	$288	$327	$275	$323	$340	$385	18%	$860	$1,048	22%

Average Risk Capital	$1,435	$1,403	$1,240	$1,234	$1,470	$1,582	$1,517		$1,359	$1,523
Return on Risk Capital	69%	82%	105%	88%	89%	86%	101%		85%	92%
Return on Invested Capital	40%	46%	56%	47%	50%	50%	57%		47%	52%
Revenue Details:
Cash Management	$658	$694	$729	$783	$792	$856	$894	23%	$2,081	$2,542	22%
Securities Services	336	348	363	390	438	478	450	24%	1,047	1,366	30%
Trade	143	149	154	144	152	161	156	1%	446	469	5%

Total Revenues, Net of Interest Expense	$1,137	$1,191	$1,246	$1,317	$1,382	$1,495	$1,500	20%	$3,574	$4,377	22%

Liability Balances (Average in billions)	$139	$141	$147	$155	$158	$178	$180	22%
Assets Under Custody (EOP in trillions)	$8.0	$8.0	$8.4	$8.6	$8.8	$9.3	$9.6	14%

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Global Wealth Management:
Net Interest Revenue	$431	$421	$417	$426	$460	$444	$480	15%	$1,269	$1,384	9%
Non-Interest Revenue	1,742	1,679	1,757	1,811	2,023	2,048	2,006	14%	5,178	6,077	17%

Total Revenues, Net of Interest Expense	2,173	2,100	2,174	2,237	2,483	2,492	2,486	14%	6,447	7,461	16%
Total Operating Expenses	1,690	1,586	1,673	1,747	2,055	1,961	1,894	13%	4,949	5,910	19%
Total Provision for Loan Losses	(16)	—	30	15	5	8	16	(47)%	14	29	NM

Income Before Taxes	499	514	471	475	423	523	576	22%	1,484	1,522	3%
Income Taxes	180	192	165	178	136	176	177	7%	537	489	(9)%

Net Income	$319	$322	$306	$297	$287	$347	$399	30%	$947	$1,033	9%

U.S.:
Total Revenues, Net of Interest Expense	$1,872	$1,852	$1,923	$1,981	$2,154	$2,149	$2,153	12%	$5,647	$6,456	14%
Total Operating Expenses	1,448	1,348	1,465	1,538	1,805	1,706	1,649	13%	4,261	5,160	21%
Total Provision for Loan Losses	(8)	—	12	17	5	5	9	(25)%	4	19	NM

Income Before Taxes	432	504	446	426	344	438	495	11%	1,382	1,277	(8)%
Income Taxes	159	189	158	161	116	148	153	(3)%	506	417	(18)%

Net Income	$273	$315	$288	$265	$228	$290	$342	19%	$876	$860	(2)%

International:
Total Revenues, Net of Interest Expense	$301	$248	$251	$256	$329	$343	$333	33%	$800	$1,005	26%
Total Operating Expenses	242	238	208	209	250	255	245	18%	688	750	9%
Total Provision for Loan Losses	(8)	—	18	(2)	—	3	7	(61)%	10	10	—

Income Before Taxes	67	10	25	49	79	85	81	NM	102	245	NM
Income Taxes	21	3	7	17	20	28	24	NM	31	72	NM

Net Income	$46	$7	$18	$32	$59	$57	$57	NM	$71	$173	NM

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SMITH BARNEY
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

  •
  Record revenues were driven by strong customer demand for advisory services, resulting in a 32% increase in fee-based revenues, and the acquisition of the Legg Mason retail brokerage business. Transactional revenues declined 7%, reflecting lower customer trading volumes and a continued shift toward offering fee-based advisory products and services.

  •
  Assets under fee-based management increased 25% to $322 billion, driven by both organic growth and the addition of Legg Mason client assets.

  •
  Results included $59 million expense from SFAS 123(R) accruals.

**

**

**

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$911	$956	$986	$1,039	$1,200	$1,238	$1,305	32%	$2,853	$3,743	31%
Commissions and Other Transactional Revenue	758	691	742	742	787	752	689	(7)%	2,191	2,228	2%

Total Revenues, Net of Interest Expense	1,669	1,647	1,728	1,781	1,987	1,990	1,994	15%	5,044	5,971	18%

Total Operating Expenses	1,351	1,252	1,366	1,436	1,720	1,624	1,565	15%	3,969	4,909	24%
Provision for Loan Losses	—	4	7	1	1	(1)	(1)	NM	11	(1)	NM

Income Before Taxes	318	391	355	344	266	367	430	21%	1,064	1,063	—
Income Taxes	121	152	128	136	98	129	136	6%	401	363	(9)%

Net Income	$197	$239	$227	$208	$168	$238	$294	30%	$663	$700	6%

Pretax Profit Margin	19%	24%	21%	19%	13%	18%	22%		21%	18%
Average Risk Capital	$876	$927	$958	$989	$1,457	$1,422	$1,436	50%	$920	$1,438	56%
Return on Risk Capital	91%	103%	94%	83%	47%	67%	81%		96%	65%
Return on Invested Capital	63%	73%	67%	42%	24%	34%	41%		68%	33%
Financial Advisors	12,189	12,150	12,111	13,414	13,321	13,177	13,076	8%
Annualized Revenue per FA (000)	$556	$538	$565	$566	$597	$600	$606	7%
Branch offices	522	518	517	640	635	635	635	23%
Revenues:
Net Interest Revenue	$150	$148	$158	$169	$209	$203	$247	56%	$456	$659	45%
Non-Interest Revenue	1,519	1,499	1,570	1,612	1,778	1,787	1,747	11%	4,588	5,312	16%

Total	$1,669	$1,647	$1,728	$1,781	$1,987	$1,990	$1,994	15%	$5,044	$5,971	18%

Assets (in billions of dollars):
Total Client Assets	$969	$987	$1,015	$1,130	$1,167	$1,142	$1,173	16%
Net Client Asset Flows	$13	$5	$6	$4	$3	$(5)	$2	(67)%
Client Assets Under Fee-Based Management:
Consulting Group and Other Advisory Accounts	$155	$159	$168	$177	$189	$187	$193	15%
Financial Advisor Managed Accounts	84	86	90	121	130	126	129	43%

Total Smith Barney	$239	$245	$258	$298	$319	$313	$322	25%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
PRIVATE BANK
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
Revenue and net income growth partially reflected the absence of prior-year losses associated with the closing of the Japan Private Bank. Excluding Japan, revenues grew 7%, driven by strong growth in capital markets activity in Asia, which was partially offset by continued net interest margin compression.

—
Excluding Japan, net income declined 3%, reflecting higher expenses due to increased professional staffing and investment spending to expand in on-shore markets.

**

**

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Recurring Fee-Based and Net Interest Revenues(1)	$401	$352	$359	$366	$403	$396	$390	9%	$1,112	$1,189	7%
Transactional Revenues	103	101	87	90	93	106	102	17%	291	301	3%

Total Revenues, Net of Interest Expense	504	453	446	456	496	502	492	10%	1,403	1,490	6%
Total Operating Expenses	339	334	307	311	335	337	329	7%	980	1,001	2%
Provision for Loan Losses	(16)	(4)	23	14	4	9	17	(26)%	3	30	NM

Income Before Taxes	181	123	116	131	157	156	146	26%	420	459	9%
Income Taxes	59	40	37	42	38	47	41	11%	136	126	(7)%

Net Income	$122	$83	$79	$89	$119	$109	$105	33%	$284	$333	17%

Pretax Profit Margin	36%	27%	26%	29%	32%	31%	30%		30%	31%
Average Risk Capital	$1,117	$1,165	$1,195	$1,222	$1,082	$944	$928	(22)%	$1,159	$985	(15)%
Return on Risk Capital	44%	29%	26%	29%	45%	46%	45%		33%	45%
Return on Invested Capital	42%	26%	24%	26%	42%	42%	41%		31%	42%
Client Business Volumes (in billions of dollars):
Client Assets Under Fee-Based Management	$49	$49	$49	$48	$50	$50	$52	6%
Banking and Fiduciary Deposits	46	46	46	48	47	50	54	17%
Investment Finance	42	43	40	42	42	43	44	10%
Other, Principally Custody Accounts	81	79	80	84	83	79	83	4%

Total Client Business Volumes	$218	$217	$215	$222	$222	$222	$233	8%

Revenues:
Net Interest Revenue	$281	$273	$259	$257	$251	$241	$233	(10)%	$813	$725	(11)%
Non-Interest Revenue	223	180	187	199	245	261	259	39%	590	765	30%

Total	$504	$453	$446	$456	$496	$502	$492	10%	$1,403	$1,490	6%

U.S.	$203	$205	$195	$200	$210	$210	$204	5%	$603	$624	3%
International	301	248	251	256	286	292	288	15%	800	866	8%

Total	$504	$453	$446	$456	$496	$502	$492	10%	$1,403	$1,490	6%

Net Credit Loss Ratio	(0.05)%	(0.05)%	(0.01)%	0.04%	(0.04)%	0.00%	0.00%

(1)
Includes treasury revenue, which was previously disclosed separately.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

ALTERNATIVE INVESTMENTS(1)
(In millions of dollars)

For your convenience, an excerpt from our 2006 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

—
Revenues and net income declined due to lower results in private equity and liquid investments, which were partially offset by higher client revenues, and an $85 million after-tax gain on the sale of MetLife shares.

**

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$866	$1,112	$720	$732	$675	$584	$334	(54)%	$2,698	$1,593	(41)%
Total Operating Expenses	105	159	167	202	181	199	137	(18)%	431	517	20%
Provision for Loan Losses	—	—	(2)	—	—	(13)	—	100%	(2)	(13)	NM

Income Before Taxes and Minority Interest	761	953	555	530	494	398	197	(65)%	2,269	1,089	(52)%
Income Taxes	267	334	181	168	111	138	70	(61)%	782	319	(59)%
Minority Interest, Net of Tax	132	234	35	11	30	3	10	(71)%	401	43	(89)%

Net Income	$362	$385	$339	$351	$353	$257	$117	(65)%	$1,086	$727	(33)%

Assets (in billions)	$9.7	$10.9	$11.4	$12.9	$11.8	$11.9	$10.8	(5)%
Average Risk Capital (in billions)	$4.1	$4.3	$4.3	$4.3	$4.5	$4.0	$4.0	(7)%	$4.2	$4.2	—
Return on Risk Capital	36%	36%	31%	32%	32%	26%	12%		35%	23%
Return on Invested Capital	34%	34%	29%	30%	28%	22%	8%		32%	20%
Total Revenues, Net of Interest Expense (by Business):
Client	$62	$83	$81	$114	$91	$97	$97	20%	$226	$285	26%
Proprietary Investment Activities:
Private Equity	752	982	449	380	213	516	56	(88)%	2,183	785	(64)%
Hedge Funds	30	(47)	91	(5)	107	(43)	1	(99)%	74	65	(12)%
Other	22	94	99	243	264	14	180	82%	215	458	NM

Total Proprietary Investment Activities	804	1,029	639	618	584	487	237	(63)%	2,472	1,308	(47)%

Total	$866	$1,112	$720	$732	$675	$584	$334	(54)%	$2,698	$1,593	(41)%

Total Revenues, Net of Interest Expense (by Type):
Client	$62	$83	$81	$114	$91	$97	$97	20%	$226	$285	26%
Proprietary Investment Activities:
Fees/Dividends/Interest	81	86	194	148	49	49	58	(70)%	361	156	(57)%
Realized & Unrealized Gains (including Public Mark-to-Market)	706	943	442	491	563	475	200	(55)%	2,091	1,238	(41)%
Other	17	—	3	(21)	(28)	(37)	(21)	NM	20	(86)	NM

Total Proprietary Investment Activities	804	1,029	639	618	584	487	237	(63)%	2,472	1,308	(47)%

Total	$866	$1,112	$720	$732	$675	$584	$334	(54)%	$2,698	$1,593	(41)%

Capital Under Management (in billions):
Client	$20.2	$21.7	$24.8	$25.4	$28.2	$30.6	$33.5	35%
Proprietary Investment Activities	8.8	9.6	10.7	12.2	11.1	11.3	10.2	(5)%

Capital Under Management	$29.0	$31.3	$35.5	$37.6	$39.3	$41.9	$43.7	23%

(1)
Includes Citigroup Venture Capital activities and certain other corporate investments.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)(2)			Return on Risk Capital			Return on Invested Capital
	Third Quarter 2005	Second Quarter 2006	Third Quarter 2006	Third Quarter 2005	Second Quarter 2006	Third Quarter 2006	Third Quarter 2005	Second Quarter 2006	Third Quarter 2006
Global Consumer:
U.S. Cards	$5,848	$5,591	$5,628	54%	63%	76%	22%	26%	32%
U.S. Retail Distribution	3,003	3,520	3,591	42%	65%	53%	13%	24%	21%
U.S. Consumer Lending	3,218	3,451	3,770	60%	55%	55%	31%	30%	31%
U.S. Commercial Business	1,698	2,235	2,323	52%	25%	26%	31%	12%	13%

Total U.S. Consumer	13,767	14,797	15,312	53%	56%	58%	22%	24%	26%

International Cards	1,855	2,202	2,185	82%	60%	52%	37%	29%	24%
International Consumer Finance	919	1,042	1,093	66%	67%	18%	18%	20%	6%
International Retail Banking	10,802	9,481	9,348	16%	30%	30%	9%	16%	15%

Total International Consumer	13,576	12,725	12,626	28%	38%	33%	14%	19%	16%

Other	—	—	—	—	—	—	—	—	—

Total Global Consumer	27,343	27,522	27,938	40%	46%	45%	18%	21%	21%

Corporate and Investment Banking:
Capital Markets and Banking	20,143	20,173	20,450	28%	28%	26%	21%	21%	19%
Transaction Services	1,240	1,582	1,517	105%	86%	101%	56%	50%	57%
Other	—	—	—	—	—	—	—	—	—

Total Corporate and Investment Banking	21,383	21,755	21,967	33%	32%	31%	25%	23%	23%

Global Wealth Management:
Smith Barney	958	1,422	1,436	94%	67%	81%	67%	34%	41%
Private Bank	1,195	944	928	26%	46%	45%	24%	42%	41%

Total Global Wealth Management	2,153	2,366	2,364	56%	59%	67%	46%	36%	41%

Alternative Investments	4,336	4,043	3,975	31%	26%	12%	29%	22%	8%
Corporate/Other	(1,629)	219	144	NM	NM	NM	NM	NM	NM
Total Citigroup—Risk Capital (Continuing Operations)(2)(3)	$53,586	$55,905	$56,388	37%	38%	37%
Total Citigroup—Return on Invested Capital (Net Income)(2)(4)							25%	19%	19%

(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)
On a Continuing Operations Basis. See Notes 3 and 4 on page 2.

(4)
Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)
(In millions of dollars)

	Average Volumes			Interest			% Average Rate(4)
	Third Quarter 2005	Second Quarter 2006	Third Quarter 2006(5)	Third Quarter 2005	Second Quarter 2006	Third Quarter 2006(5)	Third Quarter 2005		Second Quarter 2006		Third Quarter 2006(5)
Assets:
Deposits at Interest with Banks	$35,118	$38,951	$37,469	$438	$630	$713	4.95%		6.49%		7.55%
Fed Funds Sold and Resale Agreements(6)	236,927	251,082	247,671	2,641	3,397	3,713	4.42%		5.43%		5.95%
Trading Account Assets(7)	230,405	281,059	284,295	1,847	2,888	2,558	3.18%		4.12%		3.57%
Investments(1)	171,772	197,900	218,997	1,814	2,255	2,606	4.19%		4.57%		4.72%
Consumer Loans	437,600	476,645	485,658	9,996	10,905	11,134	9.06%		9.18%		9.10%
Corporate Loans	121,213	148,684	161,040	2,039	2,738	3,256	6.67%		7.39%		8.02%
Total Loans (net of Unearned Income)	558,813	625,329	646,698	12,035	13,643	14,390	8.54%		8.75%		8.83%
Other Interest-Earning Assets	56,060	55,081	54,493	569	759	749	4.03%		5.53%		5.45%

Total Average Interest-Earning Assets	$1,289,095	$1,449,402	$1,489,623	$19,344	$23,572	$24,729	5.95%		6.52%		6.59%

Liabilities:
Deposits	$508,939	$574,055	$601,531	$3,616	$5,204	$5,771	2.82%		3.64%		3.81%
Fed Funds Purchased and Repurchase Agreements(6)	245,107	284,754	281,084	3,127	4,319	4,396	5.06%		6.08%		6.20%
Trading Account Liabilities(7)	74,510	74,867	73,245	32	62	56	0.17%		0.33%		0.30%
Short-Term Borrowings	107,369	144,187	144,949	845	1,348	1,518	3.12%		3.75%		4.15%
Long-Term Debt	213,117	231,850	247,276	2,029	2,784	3,160	3.78%		4.82%		5.07%

Total Interest-Bearing Liabilities	$1,149,042	$1,309,713	$1,348,085	$9,649	$13,717	$14,901	3.33%		4.20%		4.39%

Net Interest Revenue as a % of Average Interest-Earning Assets				$9,695	$9,855	$9,828	2.98%		2.73%		2.62%
3Q06 Increase (Decrease) From							(36	)bps	(11	)bps

(1)
Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $41 million for the 2005 third quarter, $25 million for the 2006 second quarter and $14 million for the 2006 third quarter.

(2)
Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)
Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)
Average Rate % is calculated as annualized interest over average volumes.

(5)
Preliminary

(6)
Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)
Interest expense on trading account liabilities of CIB is reported as a reduction of interest revenue.

Reclassified to conform to the current period's presentation.

CITIGROUP
AVERAGE MANAGED LOANS
(In billions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs 3Q05 Increase/ (Decrease)
Global Consumer:
U.S. Cards	$139.7	$135.3	$134.5	$136.5	$137.3	$138.1	$140.6	5%
Bankcards	114.4	110.4	109.2	109.6	110.4	110.3	110.6	1%
Private label	25.3	24.9	25.3	26.9	26.9	27.8	30.0	19%
U.S. Retail Distribution	39.4	39.7	40.7	41.7	42.5	43.6	45.2	11%
Real estate secure loans	20.4	20.8	21.2	21.8	22.3	23.0	23.7	12%
Personal loans	14.4	14.4	14.8	15.0	15.2	15.5	16.2	9%
Sales finance and other	4.6	4.5	4.7	4.9	5.0	5.1	5.3	13%
U.S. Consumer Lending	158.1	163.6	169.4	178.7	187.1	197.3	201.0	19%
Real estate lending	122.2	126.5	132.2	141.5	149.6	159.1	163.5	24%
Student loans	24.9	25.7	25.3	24.9	24.7	24.7	23.2	(8)%
Auto	11.0	11.4	11.9	12.3	12.8	13.5	14.3	20%
U.S. Commercial Business	29.7	31.3	31.5	32.7	33.9	34.7	35.0	11%
Commercial real estate	12.4	14.2	14.5	15.2	16.1	16.7	16.8	16%
Equipment leasing	12.7	13.1	13.1	13.7	14.1	14.4	14.6	11%
Other	4.6	4.0	3.9	3.8	3.7	3.6	3.6	(8)%

Total U.S. Consumer	366.9	369.9	376.1	389.6	400.8	413.7	421.8	12%

International Cards	21.4	22.2	22.7	23.4	24.3	26.1	27.5	21%
International Consumer Finance	22.8	22.4	21.9	22.1	22.4	23.8	24.2	11%
Real estate secure loans	8.3	8.1	8.0	8.2	8.1	8.5	8.6	8%
Personal loans	13.0	12.9	12.8	12.8	13.3	14.3	14.6	14%
Auto	0.8	0.6	0.5	0.4	0.3	0.3	0.2	(60)%
Sales finance and other	0.7	0.8	0.6	0.7	0.7	0.7	0.8	33%
International Retail Banking	62.0	61.9	62.3	60.7	61.5	62.6	64.4	3%
Mortgage	23.3	23.6	23.5	23.1	23.3	23.2	24.2	3%
Auto	2.7	2.7	2.6	2.4	2.3	2.2	2.2	(15)%
Personal	24.0	23.7	23.7	22.6	23.2	24.4	25.4	7%
Commercial	7.7	7.8	7.8	7.9	8.1	8.2	8.5	9%
Other	4.3	4.1	4.7	4.7	4.6	4.6	4.1	(13)%

Total International Consumer	106.2	106.5	106.9	106.2	108.2	112.5	116.1	9%

Other	—	—	—	—	—	—	—	—

Total Global Consumer	473.1	476.4	483.0	495.8	509.0	526.2	537.9	11%

Corporate and Investment Banking:
Capital Markets and Banking	91.4	94.6	97.3	103.1	112.6	118.8	131.3	35%
Transaction Services	23.6	23.7	23.8	23.7	26.4	29.8	29.6	24%

Total Corporate and Investment Banking	115.0	118.3	121.1	126.8	139.0	148.6	160.9	33%

Global Wealth Management:
Smith Barney	1.4	1.6	1.7	1.9	1.9	2.2	2.3	35%
Private Bank	38.7	39.1	38.4	37.7	38.4	40.0	40.7	6%

Total Global Wealth Management	40.1	40.7	40.1	39.6	40.3	42.2	43.0	7%

Alternative Investments	0.2	0.2	0.1	0.1	0.1	0.1	0.1	—
Corporate Other	—	—	—	—	—	—	—	—
Total Average Managed Loans	$628.4	$635.6	$644.3	$662.3	$688.4	717.1	$741.9	15%

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)				Net Credit Losses(1)
				EOP Loans 3Q06				Average Loans 3Q06
	3Q05	2Q06	3Q06		3Q05	2Q06	3Q06
PRODUCT VIEW:
U.S.:
U.S. Cards	$981	$814	$736	$41.0	$649	$447	$456	$42.8
Ratio	2.33%	1.87%	1.80%		5.76%	4.11%	4.22%
U.S. Retail Distribution	787	717	780	46.2	314	288	282	45.2
Ratio	1.91%	1.62%	1.69%		3.06%	2.65%	2.48%
U.S. Consumer Lending	2,608	2,356	2,556	203.3	168	160	193	201.0
Ratio	1.49%	1.19%	1.26%		0.39%	0.33%	0.38%
U.S. Commercial Business	175	116	191	35.2	8	12	8	35.0
Ratio	0.54%	0.33%	0.54%		0.10%	0.14%	0.09%
International:
International Cards	411	643	723	28.1	168	333	347	27.5
Ratio	1.78%	2.40%	2.57%		2.94%	5.12%	5.01%
International Consumer Finance	467	519	575	24.2	334	323	389	24.2
Ratio	2.13%	2.16%	2.37%		6.03%	5.44%	6.38%
International Retail Banking	770	680	679	65.1	1,288	191	141	64.4
Ratio	1.26%	1.08%	1.04%		8.20%	1.22%	0.87%
Private Bank	58	6	10	40.7	(1)	—	—	40.7
Ratio	0.15%	0.02%	0.02%		(0.01)%	0.00%	0.00%
Other Consumer Loans	51	—	—	2.4	(2)	—	(1)	2.3

On-Balance Sheet Loans(2)	$6,308	$5,851	$6,250	$486.2	$2,926	$1,754	$1,815	$483.1
Ratio	1.45%	1.22%	1.29%		2.68%	1.48%	1.49%
Securitized Receivables (all in U.S. Cards)	1,299	1,421	1,519	99.2	1,267	969	1,051	97.3
Loans Held-for-Sale	—	—	—	0.6	—	—	1	0.5

Managed Loans(3)	$7,607	$7,272	$7,769	$586.0	$4,193	$2,723	$2,867	$580.9
Ratio	1.44%	1.26%	1.33%		3.18%	1.92%	1.96%
REGIONAL VIEW:
U.S.	$4,632	$4,010	$4,273	$355.0	$1,137	$908	$937	$352.9
Ratio	1.46%	1.14%	1.20%		1.45%	1.05%	1.05%
Mexico	576	548	600	15.4	68	115	128	15.2
Ratio	4.15%	3.76%	3.90%		1.95%	3.16%	3.33%
Europe, Middle East and Africa (EMEA)	518	508	573	40.1	1,391	292	221	40.3
Ratio	1.42%	1.29%	1.43%		14.60%	2.97%	2.18%
Japan	195	194	231	11.6	254	251	286	11.7
Ratio	1.64%	1.63%	1.99%		7.65%	8.33%	9.65%
Asia (excluding Japan)	356	491	453	58.3	84	147	174	57.3
Ratio	0.66%	0.87%	0.78%		0.62%	1.06%	1.21%
Latin America	31	100	120	5.8	(8)	41	69	5.7
Ratio	0.84%	1.85%	2.07%		(0.90%)	3.34%	4.85%

On-Balance Sheet Loans(2)	$6,308	$5,851	$6,250	$486.2	$2,926	$1,754	$1,815	$483.1
Ratio	1.45%	1.22%	1.29%		2.68%	1.48%	1.49%
Securitized Receivables (all in U.S. Cards)	1,299	1,421	1,519	99.2	1,267	969	1,051	97.3
Loans Held-for-Sale	—	—	—	0.6	—	—	1	0.5

Managed Loans(3)	$7,607	$7,272	$7,769	$586.0	$4,193	$2,723	$2,867	$580.9
Ratio	1.44%	1.26%	1.33%		3.18%	1.92%	1.96%

(1)
The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $2 billion and $2 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)
This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis. Only U.S. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 9.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
TOTAL CITIGROUP
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$11,269	$10,894	$10,418	$10,015	$9,782	$9,505	$9,144		$11,269	$9,782

Gross Credit (Losses)	(2,451)	(2,452)	(3,444)	(2,614)	(2,183)	(2,354)	(2,362)	31%	(8,347)	(6,899)	17%
Gross Recoveries	549	674	641	691	583	558	556	(13)%	1,864	1,697	(9)%

Net Credit (Losses)/Recoveries (NCL's)	(1,902)	(1,778)	(2,803)	(1,923)	(1,600)	(1,796)	(1,806)	36%	(6,483)	(5,202)	20%

NCL'S	1,902	1,778	2,803	1,923	1,600	1,796	1,806	(36)%	6,483	5,202	(20)%
Reserve Releases(1)	(20)	(81)	(56)	(242)	(301)	(442)	(336)	NM	(157)	(1,079)	NM
Reserve Builds(1)	—	154	409	182	150	185	322	(21)%	563	657	17%
Specific Reserve Releases/Utilizations	(105)	(170)	(720)	(22)	(81)	(87)	(15)	98%	(995)	(183)	82%
Specific Reserve Builds	36	39	76	19	6	11	13	(83)%	151	30	(80)%
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	13	11	22	(27)	3	(77)%	13	(2)	NM

Provision for Loan Losses	1,813	1,720	2,525	1,871	1,396	1,436	1,793	(29)%	6,058	4,625	(24)%
Other(2)	(286)	(418)	(125)	(181)	(73)	(1)	(152)		(829)	(226)	73%

Allowance for Credit Losses at End of Period	$10,894	$10,418	$10,015	$9,782	$9,505	$9,144	$8,979		$10,015	$8,979

Corporate Allowance for Unfunded Lending Commitments(3)	$600	$700	$800	$850	$900	$1,050	$1,100		$800	$1,100

Total Allowance for Loans, Leases and Unfunded Lending Commitments	$11,494	$11,118	$10,815	$10,632	$10,405	$10,194	$10,079		$10,815	$10,079

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	2.10%	2.00%	1.91%	1.82%	1.72%	1.60%	1.54%

(1)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

—
For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

—
For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

—
For the 2005 fourth quarter, reductions to the credit loss reserves of $186 million related to securitizations.

—
For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

—
The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

—
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclassification to a non-credit related reserve.

—
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM    Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CONSUMER LOANS(1)
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$8,379	$8,060	$7,714	$7,226	$6,922	$6,647	$6,311		$8,379	$6,922

Gross Credit (Losses)	(2,379)	(2,341)	(3,380)	(2,486)	(2,142)	(2,235)	(2,318)	31%	(8,100)	(6,695)	17%
Gross Recoveries	454	544	454	451	509	481	503	11%	1,452	1,493	3%

Net Credit (Losses)/Recoveries (NCL's)	(1,925)	(1,797)	(2,926)	(2,035)	(1,633)	(1,754)	(1,815)	38%	(6,648)	(5,202)	22%

NCL'S	1,925	1,797	2,926	2,035	1,633	1,754	1,815	(38)%	6,648	5,202	(22)%
Reserve Releases(2)	(20)	(81)	(56)	(242)	(301)	(442)	(336)	NM	(157)	(1,079)	NM
Reserve Builds(2)	—	154	359	147	150	110	247	(31)%	513	507	(1)%
Specific Reserve Releases/Utilizations	(41)	(42)	(665)	(5)	(36)	(3)	—	100%	(748)	(39)	95%
Specific Reserve Builds	5	7	20	1	—	7	10	(50)%	32	17	(47)%
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—	—	—

Provision for Loan Losses	1,869	1,835	2,584	1,936	1,446	1,426	1,736	(33)%	6,288	4,608	(27)%
Other(3)	(263)	(384)	(146)	(205)	(88)	(8)	(145)		(793)	(241)	70%

Allowance for Credit Losses at End of Period	$8,060	$7,714	$7,226	$6,922	$6,647	$6,311	$6,087		$7,226	$6,087

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.83%	1.68%	2.68%	1.82%	1.46%	1.48%	1.49%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.87%	1.78%	1.64%	1.52%	1.44%	1.31%	1.25%

(1)
Includes loans made to Global Wealth Management clients.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

—
For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

—
For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

—
For the 2005 fourth quarter, reductions to the credit loss reserves of $186 million related to securitizations.

—
For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

—
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclassification to a non-credit related reserve.

—
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

NM    Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CORPORATE LOANS(1)
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$2,890	$2,834	$2,704	$2,789	$2,860	$2,858	$2,833		$2,890	$2,860

Gross Credit (Losses)	(72)	(111)	(64)	(128)	(41)	(119)	(44)	31%	(247)	(204)	17%
Gross Recoveries	95	130	187	240	74	77	53	(72)%	412	204	(50)%

Net Credit (Losses)/Recoveries (NCL's)	23	19	123	112	33	(42)	9	(93)%	165	—	(100)%

NCL'S	(23)	(19)	(123)	(112)	(33)	42	(9)	93%	(165)	—	100%
Reserve Releases(2)	—	—	—	—	—	—	—	—	—	—	—
Reserve Builds(2)	—	—	50	35	—	75	75	50%	50	150	NM
Specific Reserve Releases/Utilizations	(64)	(128)	(55)	(17)	(45)	(84)	(15)	73%	(247)	(144)	42%
Specific Reserve Builds	31	32	56	18	6	4	3	(95)%	119	13	(89)%
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	13	11	22	(27)	3	(77)%	13	(2)	NM

Provision for Loan Losses	(56)	(115)	(59)	(65)	(50)	10	57	NM	(230)	17	NM
Other(3)	(23)	(34)	21	24	15	7	(7)		(36)	15	NM

Allowance for Credit Losses at End of Period	$2,834	$2,704	$2,789	$2,860	$2,858	$2,833	$2,892		$2,789	$2,892

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	NM	NM	NM	NM	NM	—	NM
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	2.43%	2.21%	2.22%	2.22%	2.00%	1.81%	1.73%
Corporate Allowance for Unfunded Lending Commitments(4)	$600	$700	$800	$850	$900	$1,050	$1,100		$800	$1,100

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments	$3,434	$3,404	$3,589	$3,710	$3,758	$3,883	$3,992		$3,589	$3,992

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.94%	2.78%	2.85%	2.88%	2.62%	2.48%	2.39%

(1)
Includes Loans related to the Alternative Investments and Corporate/Other segments.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

(4)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

CITIGROUP—COMPONENTS OF PROVISION FOR LOAN LOSSES
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q06 vs. 3Q05 Increase/ (Decrease)	Nine Months 2005	Nine Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
U.S. Cards
Net Credit Losses	$756	$640	$649	$692	$446	$447	$456	(30)%	$2,045	$1,349	(34)%
Credit Reserve Build/(Release)	—	—	30	(200)	(72)	(160)	(122)	NM	30	(354)	NM
U.S. Retail Distribution
Net Credit Losses	326	346	314	418	279	288	282	(10)%	986	849	(14)%
Credit Reserve Build/(Release)	(17)	—	275	44	(55)	(31)	(29)	NM	258	(115)	NM
U.S. Consumer Lending
Net Credit Losses	181	146	168	178	176	160	193	15%	495	529	7%
Credit Reserve Build/(Release)	(1)	1	(56)	(8)	(31)	(75)	(8)	86%	(56)	(114)	NM
U.S. Commercial Business
Net Credit Losses	12	12	8	16	14	12	8	—	32	34	6%
Credit Reserve Build/(Release)	(12)	(6)	13	(34)	(38)	(8)	(38)	NM	(5)	(84)	NM
International Cards
Net Credit Losses	160	157	168	182	218	333	347	NM	485	898	85%
Credit Reserve Build/(Release)	(5)	18	24	35	94	26	59	NM	37	179	NM
International Consumer Finance
Net Credit Losses	316	321	334	313	319	323	389	16%	971	1,031	6%
Credit Reserve Build/(Release)	—	1	(10)	—	(16)	17	135	NM	(9)	136	NM
International Retail Banking
Net Credit Losses	179	181	1,288	234	184	191	141	(89)%	1,648	516	(69)%
Credit Reserve Build/(Release)	(9)	19	(649)	51	(77)	(105)	(93)	86%	(639)	(275)	57%
Global Wealth Management:
Smith Barney
Net Credit Losses	—	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build/(Release)	—	4	7	1	1	(1)	(1)	NM	11	(1)	NM
Private Bank
Net Credit Losses	(5)	(5)	(1)	3	(4)	—	—	100%	(11)	(4)	64%
Credit Reserve Build/(Release)	(11)	1	24	11	8	9	17	(29)%	14	34	NM
Other	(1)	(1)	(2)	—	—	—	—	100%	(4)	—	100%

Consumer Provision for Loan Losses	1,869	1,835	2,584	1,936	1,446	1,426	1,736	(33)%	6,288	4,608	(27)%

Corporate and Investment Banking:
Capital Markets and Banking
Net Credit Losses	(14)	(16)	(118)	(117)	(34)	37	(11)	91%	(148)	(8)	95%
Credit Reserve Build/(Release)	(32)	(100)	63	35	(17)	(18)	61	(3)%	(69)	26	NM
Transaction Services
Net Credit Losses	(12)	1	(3)	5	1	18	2	NM	(14)	21	NM
Credit Reserve Build/(Release)	(1)	1	4	12	—	(14)	5	25%	4	(9)	NM
Other	3	—	(3)	—	—	—	—	100%	—	—	—
Alternative Investments
Net Credit Losses	—	—	(2)	—	—	(13)	—	100%	(2)	(13)	NM
Corporate/Other
Net Credit Losses	—	(1)	—	—	—	—	—	—	(1)	—	100%

Corporate Provision for Loan Losses	(56)	(115)	(59)	(65)	(50)	10	57	NM	(230)	17	NM

Total Provision for Loan Losses	$1,813	$1,720	$2,525	$1,871	$1,396	$1,436	$1,793	(29)%	$6,058	$4,625	(24)%

NM    Not meaningful

Reclassified to conform to the current period's presentation.

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$8	$8	$6	$6	$—	$—	$15
Other	1,724	1,588	1,204	998	821	799	677

Total Corporate Cash-Basis Loans (1)	$1,732	$1,596	$1,210	$1,004	$821	$799	$692

Corporate Cash-Basis Loans
JENA(2)	$510	$406	$276	$166	$151	$249	$218
Other International(3)	1,222	1,190	934	838	670	550	474

Total Corporate Cash-Basis Loans (1)	$1,732	$1,596	$1,210	$1,004	$821	$799	$692

Corporate Cash-Basis Loans as a % of Total Corporate Loans(1)	1.48%	1.30%	0.96%	0.78%	0.57%	0.51%	0.42%
Total Consumer Cash-Basis Loans	$5,070	$4,699	$3,821	$4,020	$3,752	$3,857	$4,189

Renegotiated Loans (includes Corporate and Commercial Business Loans)	$36	$31	$29	$32	$30	$23	$23

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer	$286	$248	$283	$279	$322	$324	$356
Corporate and Investment Banking	127	133	153	150	144	171	193

TOTAL OTHER REAL ESTATE OWNED(4)	$413	$381	$436	$429	$466	$495	$549

OTHER REPOSSESSED ASSETS(5)	$74	$49	$57	$62	$52	$53	$62

(1)
Excludes purchased distressed loans that are accreting interest. The carrying value of these loans was: $1,295 million at March 31, 2005, $1,148 million at June 30, 2005, $1,064 million at September 30, 2005, $1,120 million at December 31, 2005, $1,217 million at March 31, 2006, $1,171 million at June 30, 2006 and $1,089 million at September 30, 2006.

(2)
JENA includes Japan, Western Europe and North America.

(3)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.